Listing Report:Supplement No. 136 dated Jan 04, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 286722
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,700.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$242.89

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-2003	Debt/Income ratio:	41%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	5y 9m
Amount delinquent:	$0	Revolving credit balance:	$4,330	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	C1505d21	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
putting in new kitchen
Purpose of loan:
This loan will be used?to try pay down my finances and get them under control?

My financial situation:
I am a good candidate for this loan because?my goal is to?get a handle on my finances and try to obtain my goal. ?

Monthly net income: $
4200
Monthly expenses: $
??Housing: $ 771
??Insurance: $ 100
??Car expenses: $ 500
??Utilities: $ 300
??Phone, cable, internet: $ 200
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 403170
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$132.39

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-2006	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$7,793	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	mataspeed	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation
Purpose of loan:
This loan will be used to consolidate my credit card debt, I have about $6171 dollars in credit card debt, it shows $7800 right now but I have recenty paid it down and it has not reflected on my report yet.

$1475/3100 14.24%

$3689/6100 7.5%

$1008/3000 13.24%

I will use $2483 of the loan to pay off my 14.25% card and 13.24% card. The rest 1591 (4200 - 3% closing fee - 2483) will be paid to my 7.5% card. Depending on the?interest rate?of the loan I receive here I will either pay it off as soon as I have the cash to, or keep it. If I receive less than 7% interest on the loan I will keep it full term, if not I will most likely pay it off as soon as cash becomes available. I would rather keep it full term and pay the lenders here interest as I don't mind having the benefit of the payment history on here and on my credit report. But that would depend on the interest rate I receive.

I chose $4200 as the amount to borrow because that is the highest I can go without receiving a higher risk grade.

My financial situation:
I am a good candidate for this loan because I have been a lender on prosper and still am. I expect people to pay back my loans and I would do the same. I have never had a late payment. I was recently hired for a job which happens to be near my parents house. I moved in with them and?there for I have no housing expense and I mostly eat home cooked meals for free.

I have a car payment of $306 no insurance payment, I'm on my parent's plan. Spend about $20 on my phone (its prepaid and I don't use it much)? $100 for entertainment. I'm paying about $150 a month to credit cards now at minimum but that would be mostly gone once I receive this loan. My commuting costs is about $200 a month.

I don't really have any other expenses I'm pretty frugal other than the car payment which I regret doing. Darn that VW sign and drive deal.

Monthly net income: $ 1700

Monthly expenses: $?776
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 306
??Utilities: $ 0
??Phone, cable, internet: $ 20
??Food, entertainment: $?100
??Clothing, household expenses $ 0
??Credit cards and other loans: $?150
??Other expenses: $ 200

Disposable Income: $924 per month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416488
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$215.67

Auction yield range:	11.20% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1988	Debt/Income ratio:	27%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	8 / 5	Employment status:	Retired
Now delinquent:	0	Total credit lines:	22	Length of status:	16y 10m
Amount delinquent:	$0	Revolving credit balance:	$11,553	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Lookin4loan	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	13 ( 100% )	660-679 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	620-639 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Need to Reorganize
Purpose of loan:
This loan will be used to?? I would like to reorganize My Dept.for an easier payment.

My financial situation:
I am a good candidate for this loan because? I do pay my bills on time and have a proven record with a Prosper.? I have already had a loan and it was payed in full.? I have No Household expense's

Monthly net income: $ 34,000

Monthly expenses: $
??Housing: $ 0
??Insurance: $?65.00
??Car expenses: $ 233.00 Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $?250.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433576
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$255.89

Auction yield range:	4.20% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1990	Debt/Income ratio:	25%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	24 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	12y 5m
Amount delinquent:	$0	Revolving credit balance:	$61,634	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	jazzycasey	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 95% )	700-719 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	1 ( 5% )	700-719 (Apr-2008)
Principal balance:	$3,696.26	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Paying off my credit cards.
Purpose of loan:
This loan will be used to pay off my credit card with a high interest rate.

My financial situation:
I am a good candidate for this loan because I am extremely responsible about paying all my bills on time.? I have never been default on a loan or credit card.? My?lower credit rating is due to the amount of?revolving debt I have.? I have accumulated credit card debt over the years due to assisting my parents during a family tragedy and helping my husband with his construction business.? My credit cards keep raising my interest rates making it harder to pay off my debt.? We are currently raising our 14 month old daughter and our goal is to reduce our credit card debt as much as we can before we start saving for her college education.

Monthly net income: $ 7,700 (after taxes and including husband's contribution)

Monthly expenses: $?
??Housing: $ 767
??Insurance: $ 168 (home and?vehicles)
??Car expenses: $?700 (car payment plus gas)
??Utilities: $ 200
??Phone, cable, internet: $ 175
??Food, entertainment: $?800
??Clothing, household expenses $?225
??Credit cards and other loans: $ 1900
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437864
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$173.37

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1984	Debt/Income ratio:	101%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$16,867	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$1-$24,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	0
Screen name:	rupee-pumpkin	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? paying off credit cards

My financial situation:
I am a good candidate for this loan because? i have a job

Monthly net income: $ 14oo

Monthly expenses: $
??Housing: $ 250
??Insurance: $ 76
??Car expenses: $ 442.15
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $ 80
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440528
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,125.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$130.03

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-2004	Debt/Income ratio:	15%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$15,297	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	funds-control3	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buy My Wife A Newer Car
Purpose of loan:
Buy My Wife a newer car.

My financial situation:
I am a good candidate for this loan because. I Always?pay my loans on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440534
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,250.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	15.20%	Starting borrower rate/APR:	16.20% / 18.39%	Starting monthly payment:	$79.33

Auction yield range:	14.20% - 15.20%	Estimated loss impact:	14.66%
Lender servicing fee:	1.00%	Estimated return:	0.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1998	Debt/Income ratio:	3%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	1 / 0	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	nkire100	Borrower's state:	NewYork	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for wife's education
Purpose of loan:
This loan will be used towards my wife's New York state Certification course to be a "Nail Specialist." She has already worked in this profession in Singapore; we got married 6 months ago and she moved with me to New York. The certification is 250 hours; once she completes the course, she can work at any of the New York salons that she already has job offers from.

My financial situation: Good. I am a PhD student at Columbia University for the next 2 years and I and have a steady income NASA research fellowship that pays me 3000 a month. I will become a professor once I graduate.
I am a good candidate for this loan because?I do not have any outstanding debt (except for deferred student loans). I refuse to own a credit card of any kind and never will. I pay all of bills on time. 4 years ago I had a delinquent account in my credit history, Since then I returned to school and have been very wise with my money management and have slowly rebuilt my credit history. I promise my investors that I will pay this loan down immediately because 1) I have a job. 2) My wife will get a job once she completes the certification course. Thank you for your time and consideration. Details of cost of Certification: Course:$2050; Exam: $150; Books:$50

Monthly net income: $3000

Monthly expenses: $
Housing: $1393
Insurance: $120
Car expenses: $0
Utilities: $40
Phone, cable, internet: $90
Food, entertainment: $
Clothing, household expenses $25
Credit cards and other loans: $0
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440538
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-2007	Debt/Income ratio:	16%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	6y 10m
Amount delinquent:	$0	Revolving credit balance:	$2,169	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	golrapartist	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
purchase a car
Purpose of loan:
This loan will be used to?purchase a new car to establish major credit?

My financial situation:
I am a good candidate for this loan because?I have paid cash for everything and I've been told that I needed to get loans and credit cards to help build up my credit history.?I now have credit cards now I need a major purchase to show that I am a very responsible person. I have never been late paying on my credit cards nor have I ever gone over the credit limit.? Applying for this loan will do 3 things for me and they are all important: firstly, it will?allow me to purchase the car I want. Secondly, it will show a payment history to boost my score showing I am a responsible person an lastly, it will establish my credit with Prosper and I know I will always be able to count on Prosper. If you support me I promise I will not let you down. I will make timely payments. I want too thank you in advance for your support. God bless!

Monthly net income: $1960.

Monthly expenses: $ 830.
??Housing: $ 0.
??Insurance: $ 100.
??Car expenses: $ 0.
??Utilities: $200.?
??Phone, cable, internet: $ 0.
??Food, entertainment: $200.
??Clothing, household expenses $ 200.
??Credit cards and other loans: $ 30.
??Other expenses: $100.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440552
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.40%	Starting borrower rate/APR:	29.40% / 31.77%	Starting monthly payment:	$1,053.09

Auction yield range:	11.20% - 28.40%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-2000	Debt/Income ratio:	28%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	9y 11m
Amount delinquent:	$0	Revolving credit balance:	$17,450	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	nourishing-worth	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit card
I am going to use this loan to get rid of my credit card debt. I realized that consolidating my debt will provide me with more money month to month and will be payed off in just three years. I have excellent job security. I am employed with the NYC fire dept and have been for the past 10 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440564
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	19.55%	Starting borrower rate/APR:	20.55% / 22.79%	Starting monthly payment:	$898.67

Auction yield range:	14.20% - 19.55%	Estimated loss impact:	14.87%
Lender servicing fee:	1.00%	Estimated return:	4.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1984	Debt/Income ratio:	32%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	24 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$54,189	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	79%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	spiceitupllc	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off High Interest Loans
Purpose of loan:
This loan will be used to? pay off various existing unsecured debts that currently have interest rates from 17% to 30%

My financial situation:
I am a good candidate for this loan because? I am already managing the debt, but with a Prosper Loan I can save thousands on interest plus get the debt paid off in 3 years or less by simply making my monthly Prosper Payments on time.? In addition, I have also participated as a Prosper Investor and believe in the product.?
40% of my monthly housing expenses are for a rental property that currently has a tenant paying monthly rent.
Monthly net income: $ 7931

Monthly expenses: $ 5000
??Housing: $ 2000
??Insurance: $ 170
??Car expenses: $ 900
??Utilities: $ 150
??Phone, cable, internet: $ 140
??Food, entertainment: $ 300
??Clothing, household expenses $ 340
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440568
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1995	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$4,732	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	a-silver-booster	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A Wise Investment
Purpose of loan:
This loan will be used to? Re-Invest into Prosper loans

My financial situation:
I am a good candidate for this loan because? $1,000 is not a big deal to me.? Currently, I work as a Millwork Engineer.? Although the economy has been difficult, my employer has been able to maintain consistent work flow and is now beginning to pick up again.? The company and I are also rolling out a new division (Feb 1st)?that they have asked me to manage and partially own, which will also increase my income.? I have also worked a part-time job for the past year and a half and will continue to do so until we are debt free - this years tax returns should do it! :).? Re-payment for this loan can easily be pulled from our rainy day funds if the need arises.? I'm just trying to explore the possibility of borrowing money at a lower interest rate than what I am lending out for.? With my current investment model, I have been averaging a 29% return on my lending within Prosper.? My intention with this small loan is to begin a reputation within prosper that will reduce future borrowing interest rates by showing a reduced risk for you to lend to me and increase my ability to earn a better return by lending out at a higher interest rate.

Monthly net income: $ 3,166 (not including my part-time job)

Monthly expenses: $
??Housing: $ 1011
??Insurance: $?350
??Car expenses: $ 375
??Utilities: $ 180
??Phone, cable, internet: $ 150
??Food, entertainment: $ 50
??Clothing, household expenses $ 100
??Credit cards and other loans: $?279
??Other expenses: $ 200 (preschool, school lunch money, and other unknown possibilities)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440580
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-2008	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	4	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$471	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	kindness-carnival	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off some bills
The purpose of this loan is to pay off some bills that are coming up in January and February.
I work off commission and I am starting to have consistent income come in. This past year I have averaged $12,000 in annual income.
This year is looking to be a lot better. In the month of January, I am expecting to make $1,600 and about the same for February. After that, it will steadily increase each month.
I would like to stay focused on this business venture but I need enough money to pay bills during January and February.
I calculated my monthly bills and they come out to $1146. I also need money for food and gas so every month I spend about $1,500.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440586
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	15 / 10	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	24	Length of status:	1y 0m
Amount delinquent:	$1,173	Revolving credit balance:	$12,230	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	inventive-hope8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Opening a daycare
Purpose of loan:
This loan will be used to finish opening mine and my daughters daycare.

My financial situation:
I am a good candidate for this loan because I am a hardworker looking to start?a business that will be very profitable.? I know the importance of good credit and i am looking to reestablish myself.? I do not have a mortgage as I am a homeowner though it does not reflect on my credit file.?

Monthly net income: $ 2300.00

Monthly expenses: $?
Housing: $
??Insurance:???
??Car expenses:?
??Utilities:?
??Phone, cable, internet:?
??Food, entertainment:?
??Clothing, household expenses?
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440588
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	6.75%	Starting borrower rate/APR:	7.75% / 9.83%	Starting monthly payment:	$171.72

Auction yield range:	4.20% - 6.75%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	4.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-2005	Debt/Income ratio:	13%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$3,883	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	coolhead64	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my high int. cards
Purpose of loan: I'm going to use this loan to pay down 2 higher interest credit cards and 1 11% loan, to consolidate them into one smaller payment instead of the $240 a month I am paying now

My financial situation:
Been in the same professional job for 2 years and 4 months now, just got a promotion, so I dont plan on anything crazy happening.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440590
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1997	Debt/Income ratio:	23%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	10y 10m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	3
Screen name:	electron822	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Medical bills
Purpose of loan:
This loan will be use to pay a few medical bills.

My financial situation:
I am a good candidate for this loan because I' rebuilding my credit and that is why I want to make sure that consolidate all my medical bills into one.

Monthly net income: $ 2673.58

Monthly expenses: $ 1577
??Housing: $ 400
??Insurance: $ 250
??Car expenses: $ 767.36
??Utilities: $ N/A
??Phone, cable, internet: $ 40.00
??Food, entertainment: $?60
??Clothing, household expenses $ 40
??Credit cards and other loans: $ N/A
??Other expenses: $ N/A
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440592
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$507.54

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-2000	Debt/Income ratio:	25%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	23	Length of status:	1y 0m
Amount delinquent:	$25,030	Revolving credit balance:	$3,622	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	caring-funds1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lex Loan
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I am looking to rebuild my credit after a bad real estate decision on purchasing my house. I have had perfect credit prior to my home purchase, and am in the process of relinquishing my house in a short sale. It should close in less than 2 months. All my other accounts remain in great shape with no late payments ever. I have a steady job with steady income now, and can easily make these loan payments. Just looking to get into a new vehicle and rebuild credit at same time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440604
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$906.32

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1986	Debt/Income ratio:	21%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	19y 9m
Amount delinquent:	$0	Revolving credit balance:	$13,982	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	important-dinero	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My way out
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440606
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 15.36%	Starting monthly payment:	$34.67

Auction yield range:	3.20% - 14.00%	Estimated loss impact:	0.62%
Lender servicing fee:	1.00%	Estimated return:	13.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Apr-1994	Debt/Income ratio:	2%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$4,390	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	no-whammies	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Micro Loan
Purpose of loan:
This loan will be used to see how low the rate will go.?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440612
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$543.79

Auction yield range:	11.20% - 17.20%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-2001	Debt/Income ratio:	30%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$6,776	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	wealth-mover646	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Loans
Purpose of loan:
This loan will be used to consolidate my student loans and credit card debt into one easy?payment.?

My financial situation:
I am a good candidate for this loan because I have a very stable job history and have never missed a payment. I plan to pay this back quickly.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440622
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$78.80

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Dec-1990	Debt/Income ratio:	55%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	9y 3m
Amount delinquent:	$0	Revolving credit balance:	$51,700	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	red-fund-motion	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
personal
Purpose of loan:
This loan will be used to? divorice

My financial situation:
I am a good candidate for this loan because? i have good credit an i have not defaulted on a loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440624
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$254.83

Auction yield range:	17.20% - 17.50%	Estimated loss impact:	18.97%
Lender servicing fee:	1.00%	Estimated return:	-1.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1993	Debt/Income ratio:	23%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$10,718	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	51%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	revenue-equilibrium	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CREDIT CARDS
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440626
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$403.22

Auction yield range:	17.20% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1974	Debt/Income ratio:	32%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$48,306	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	alaskagardner51	Borrower's state:	Alaska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	32 ( 97% )	660-679 (Latest)
Principal borrowed:	$12,400.00	< mo. late:	1 ( 3% )	680-699 (Jan-2008) 780-799 (Feb-2007) 700-719 (Jan-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Upgrading/Remodeling My Home
Hello Everyone:
What a GREAT opportunity this is. I am applying for my third loan through Prosper. I was so happy with my first and second that I feel this is the best way to go. Lets see, since my last loan with you I have put in a sewing/reading/craft room and remodeled my kitchen. Now my mother has moved in with me and I would like to update her bedroom and bathroom. This is going to involve some wall moving and new flooring plus painting and new tile. It is exciting for me and I am so looking forward to it. I am including a list of my obligations and income from different sources for your consideration.
Mortgage:???????????????????????? $ 930.00
Car Payment:?????????????????? $ 214.00
Auto Insurance:?????????????? $ 110.00
General Expenses: ????????$ 370.00? (Electric, Heating, Telephone, Cable)??
?????Total:????????????????????????? $1624.00

Income:??Wages????????????? $2400.00 / Month?????????????????????
????????????????Husband?????????? $?495.00 / Month?????????????????????
????????????????Son??? ????????????? $?300.00 / Month?
?? Mother $ 250.00/Month
????Total:??????????????? ?$3445.00 / Month??

I hope that you will give my request some thought and find that I am not a ?payback? risk. I have never worked with a company like Prosper and find it an amazing opportunity that you give to people like me. I only hope that in some way I can ?pay forward? your kindness to me on someone else.
Please contact me if you need further info
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440628
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	13.99%	Starting borrower rate/APR:	14.99% / 17.16%	Starting monthly payment:	$866.51

Auction yield range:	8.20% - 13.99%	Estimated loss impact:	8.81%
Lender servicing fee:	1.00%	Estimated return:	5.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1979	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	9 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	15	Length of status:	19y 7m
Amount delinquent:	$0	Revolving credit balance:	$19,228	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	economy-dynamo	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buy new car with better mileage
Purpose of loan:
This loan will be used to provide economical transportation for personal use. ?I?have a truck that I?use for my business. It's a great vehicle, but alot cheaper to look at than to drive. I would like to be able to park it as much as possible to extend it's "lifespan."

My financial situation:
I am a good candidate for this loan because I have an excellent credit score with no missed payments on my credit accounts and a long credit history with no judgements ever. My business is somewhat seasonal and so I'm currently carrying a balance on?one credit?card (@1.99%). My Fico as of 1/1/2010? is 786. My Prosper Rating is being affected by the fact that I'm self-employed. I really like the idea of peer to peer funding and look forward to being an investor later now that I've discovered this site.Happy New Year!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440630
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$189.13

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1995	Debt/Income ratio:	39%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	19 / 18	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	51	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$46,368	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	coin-comet	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for Daughters College
I am requesting this loan to pay for my daughters 2nd semester of college, which starts on the 11th of Jan 2010. She is unable to secure a loan on her own as she has no credit history. I am a retired Navy veteran and unable to transfer my Post 9-11 G.I. bill to her at this time because I retired in 2005, the DAV is presently fighting to have retirees like myself made eligible to transfer that benefit. I am employed by the U.S Government, I receive Veterans compensation monthly as well as my Navy retirement income and guarantee that this loan will be repaid on time if not paid off early.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440636
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1993	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	7 / 5	Employment status:	Not employed
Now delinquent:	1	Total credit lines:	38	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	Not employed
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%
Delinquencies in last 7y:	14	Homeownership:	No
Inquiries last 6m:	0
Screen name:	funds-supergiant	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need cash to rehab a home to sell
Purpose of loan:
This loan will be used to?
We have started a new business purchasing foreclosures, fixing?and then reselling them

My financial situation:
I am a good candidate for this loan because??
I am responsible and I work until the job is done..
the house is ready to be repaired and resold.

Monthly net income: $ 6270

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 108
??Car expenses: $?200
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 120
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440642
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$181.26

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1999	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,240	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	fairness-plum	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF BILLS
Purpose of loan:
This loan will be used to?I NEED TO PAY OFF SOME BILLS AND CREDIT CARDS.?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 1500

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 99
??Car expenses: $322
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 3000
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440650
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.34%	Starting borrower rate/APR:	32.34% / 34.75%	Starting monthly payment:	$437.43

Auction yield range:	11.20% - 31.34%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1992	Debt/Income ratio:	38%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	18 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	57	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$175,812	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	best-understanding-capital	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off High Interest Credit Card
Purpose of loan:
This loan will be used to? pay off high interest credit card.? Interested in peer-to-peer lending as an alternative to retail banks.? If I have a positive experience with this initial offering, will use this tool in the future to finance home improvement projects.

My financial situation:
I am a good candidate for this loan because? I am?employed at an investment bank (not everyone who works there is rich), am financially capable of making the payments on-time, have a good credit rating, and am likely to use this service as a lender and a borrower in the future.

Monthly net income: $ 9,000

Monthly expenses (including 529 and 401K deferred savings): $9,000

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440670
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$19,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$688.80

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	17	Length of status:	20y 0m
Amount delinquent:	$0	Revolving credit balance:	$8,699	Occupation:	Psychologist
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	counselu5	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	660-679 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	700-719 (Dec-2007)
Principal balance:	$5,931.83	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Look beyond the HR rating Please!
Purpose of loan:

This loan will be used to repay?all?our credit Cards and lower?our monthly cash flow.

My financial situation:

I am a good candidate for this loan because I took out a Prosper Loan for $15,000 for business expansion about 24 months ago and have faithfully made all my payments on time and have?under $6000 remaining on that loan. The business expansion (a mental health practice)?is complete and we are starting to see an increase in business even with the recession.?Part of the expansion now allows us to access all health insurance plans?which is projected to dramatically increase our income.?My associate of 12 years has recently graduated from Oregon Health Sciences University (OHSU)?as a Psychiatric Mental Health Nurse Practitioner and now she has prescriptive ability. Our new contract shifts her from the status of independent contractor to a rental agreement with the net effect of increasing our income $1000 per month over the next 12 months.

In 2009 my wife and I had the good fortune?to purchase a bank owned home for $305,000 which?previously sold for more than?$400,000. We had to draw on our credit to make some needed repairs and now want to move that to a longer term Prosper loan and free up our credit. Buying the home and using our credit has lowered our credit score 30 points?in the short term. We own our office property (valued at 450,000 with a $220,000 mortgage)?and now a home (valued at $350,000 and we owe $295,000) and all of our debt?are current. We want to create some breathing space while we experience the increase from our business expansion. We have held our own during the recession and now our practice is starting to grow. We provided full financial?documentation to Wells Fargo and they gave is a 5% loan on our home, our office loan is 6.6% with our credit union. No one is?writing second?mortgages at this time on commercial property?and we do not have enough equity in our new home to do a home equity line of credit. Our experience with Prosper has been good so we are back. The automated system says we should only ask for $7,500 because our credit rating has dropped 30 points because we purchased the home and used our revolving credit for repairs. We are requesting a greater amount than the system recommends because we have a proven track record with Prosper.?Our present and future look good and make us a better credit risk than the Prosper automated system can recognize.

Monthly net income: $ 6,667

Monthly expenses: $ 4,992
??Housing: $ 2186
??Insurance: $ 150
??Car expenses: $ 356
??Utilities: $?300
??Phone, cable, internet: $ 100
??Food, entertainment: $ 500
??Clothing, household expenses $?100
??Credit cards and other loans: $ 1200
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440678
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-2000	Debt/Income ratio:	47%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	33	Length of status:	5y 8m
Amount delinquent:	$5,245	Revolving credit balance:	$8,112	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	13	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	the-natural-finance	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to pay off all of my?revolving debt and personal debt,?and consilidate it in to one monthly payment.

My financial situation:
I am a good candidate for this loan because I have been paying a monthly payment of $2000 for all of my?revolving and personal debt. By consolidating my debts into one payment, I can cut down on wasting money on interest payments acrued from each debt. ?

Monthly net income: $ 7250

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 110
??Car expenses: $ 375
??Utilities: $?140
??Phone, cable, internet: $ 240
??Food, entertainment: $ 500
??Clothing, household expenses $
??Credit cards and other loans: $?2000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440680
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$407.12

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-2002	Debt/Income ratio:	45%
Credit score:	620-639 (Dec-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	28	Length of status:	2y 0m
Amount delinquent:	$41	Revolving credit balance:	$14,413	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	thecatsclaw	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	50 ( 100% )	620-639 (Latest)
Principal borrowed:	$5,500.00	< mo. late:	0 ( 0% )	580-599 (Aug-2008) 520-539 (Jun-2008) 540-559 (Apr-2008) 560-579 (Jan-2008)
Principal balance:	$1,493.79	1+ mo. late:	0 ( 0% )
Total payments billed:	50
Description
Home Repair needed for water damage
Purpose of loan:
We have had so much rain this year that the French drain we had just above our house actually got washed up.? This means that the water poured into our basement where my son is now living.? We have pulled up the carpet and cleared out the room.? The walls are not dry but we are going to have to pull out the sheet rock as well.? Basically, we are going to have to ?rebuild? that room.? Along with repairing the French drain out side which will take digging up the entire upper side of the house. My son is 22 and was laid off not long ago and now, bless his heart, he is sleeping on our couch. Of course, water damage?is not covered by our insurance.? I am looking for a loan that will help us repair the room down stairs and the outside of our house.? It would also help us if we could consolidate everything into one bill per month.? We have the one Prosper loan, 2 car loans with only a small amount left, and various smaller loans and credit cards.?

My financial situation:
My credit score is down because of the business I used to own.? The business is now closed but I have some things I am still paying off.? My bills are all paid on time, I just have several.? Some are close to the credit limit which lowers the score.? The consolidation portion of this loan should improve the score.? Things have been tight with the business failing and still 2 kids in college but I have a stable job with a Credit Union.? Our Credit Union is in good shape and has not made any of those bad loans.? I work hard and make sure I am completing my tasks and qualify to keep my job.

Monthly net income: $ 5, 736

Monthly expenses: $?
Housing: $??My husband pays this bill??
Insurance: $?Auto and Life = 700??
Car expenses: $ Various cars?=?951 (I?have car notes for the kids as well as mine)??
Utilities: $?448??
Phone, cable, internet: $ 375??
Food, entertainment, Gas: $?700??
Credit cards and other loans: $ 1,138??
Other expenses: $ 922 (Rental property mortgage payment)
Monthly Expenses reduced: $ 920 (Prosper loan, 2 car loans, and credit cards (which I will cancel all but one))
We really need our house repaired so mold won't start to grow.? Also, we have 2 other kids in college and getting everything under one payment with a goal of paying it off in 3 years would help us greatly. Please consider funding this loan. Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440692
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1987	Debt/Income ratio:	5%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	12	Length of status:	4y 7m
Amount delinquent:	$561	Revolving credit balance:	$427	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	5
Screen name:	Lauren24	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home down payment
Purpose of loan: Home down payment.
I am buying a home from the estate of my late roommate, who passed away in 2008. The loan will be used as a down payment for the home.

My financial situation: I am an active Associate Broker and realtor.?

Monthly net income: $ 3,500

Monthly expenses: $
??Housing: $?800
??Insurance: $?117
??Car expenses: $?200
??Utilities: $?300
??Phone, cable, internet: $ 120
??Food, entertainment: $ 400
??Clothing, household expenses $ 300
??Credit cards and other loans: $?150
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440694
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$164.16

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1996	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	24	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,449	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$1-$24,999
Delinquencies in last 7y:	18	Homeownership:	No
Inquiries last 6m:	0
Screen name:	FestPromoter	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a high interest loan
I will be using this loan to pay off a loan for which I have a 28.99% APR.? I haven't missed any payments on the loan in over 3 years.? I want to see how much I can lower this APR by getting?a loan through Prosper.? My fiance and I are trying to save up money for a down payment on a home.

I make $1600/month as a customer service representative for GSI Commerce, Inc.? I live in Wisconsin where there is a very low cost of living.? My monthly bills are as follows:

Rent: 325
Utilities: 40
Phone: 70
Insurance: 185
Loan: 250 (This is the I will be paying off with this Prosper loan)

You can see I will have no problem making my loan payments.? Thank you to everyone who helps!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440698
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$291.06

Auction yield range:	11.20% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-2001	Debt/Income ratio:	12%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	14 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$13,024	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	venky_chad	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Make one single payment
Purpose of loan: I will be using to clear the loan to clear all the credit card and make it into one single payment and part i shall be using to enhance my JOb skills which will push me to higher level IN IBM
(explain what you will be using this loan for)

My financial situation: First thing is i can provide all my credit card bills and rents, telephone bills?and utilities bills i pay promptly whether i eat or not i do it on time and next i am permanent employee of IBM and make 120000 USD per annum , before i got into IBM i had used my credit cards Now if i can consolidate into payment , i can make the payment easily at the same time i can also save money . This financial help help me lot in many ways. Please kindly help me
(explain why you are a good candidate for paying back this loan)

Monthly net income: $ 6600USD

Monthly expenses: $
??Housing: $ 415
??Insurance: $?100
??Car expenses: $ 314
??Utilities: $ 25
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440702
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$138.66

Auction yield range:	8.20% - 14.00%	Estimated loss impact:	8.31%
Lender servicing fee:	1.00%	Estimated return:	5.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2006	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$3,008	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	mguerrer	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Restructuring Debt

I graduated with a degree in finance and have been working in the industry 5+ years, so these loans and types of investments are up my alley.? This money will restructure my debt, not go into some risky business start up, or fund?payment for?terrible assets like a boat or car.

Monthly expenses
Housing: $ 300.00
Insurance: $ N/A
Car expenses: $?N/A
Utilities: $ 50.00
Phone, cable, internet: $ 30.00?
Food, entertainment: $ 400.00
Clothing, household expenses $ 20
Credit cards and other loans: $ 160.00?
Other expenses: $20
Revolving Credit ?$????????? 3,500
Current Ratio 7.14285714
Working Capital ?$??????? 21,500
Debt Ratio 14%
DTI 45%

Introduction
This loan will save me twelve hundred dollars immediately by reducing the interest rate payable on another credit line to be paid in full.? This line was already anticipated to be paid in full, but now the funds will be allocated as capital, available to service the debt of this Prosper loan.? There is 18k in unsecured credit available to borrower.

inoodio.com/list.html
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440706
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.99%	Starting borrower rate/APR:	20.99% / 23.24%	Starting monthly payment:	$376.70

Auction yield range:	11.20% - 19.99%	Estimated loss impact:	10.48%
Lender servicing fee:	1.00%	Estimated return:	9.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-2002	Debt/Income ratio:	23%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	6y 0m
Amount delinquent:	$0	Revolving credit balance:	$9,176	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bill-czar5	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
House Taxes & bathroom Fix
Purpose of loan:
This loan will be used to pay my current house taxes as well as fix the guest bathroom

My financial situation:
I am a good candidate for this loan because my credit score is good, and i can afford to make the monthly payments.? I just do not want to come out of pocket $10,000 at the moment; however, i have the money to pay the loan.

Monthly net income: $ 7,500

Monthly expenses: $
??Housing: $
??Insurance: $ 140
??Car expenses: $ 405
??Utilities: $
??Phone, cable, internet: $ 100
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 300 (School Loan)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440712
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2000	Debt/Income ratio:	24%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$22,594	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	3
Screen name:	indomitable-market8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay my bills
Purpose of loan:
This loan will be used to pay this month bills
My financial situation:
I am a good candidate for this loan because my husband and I?make $5000 per month after taxes.

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $?1000
??Insurance: $ 90
??Car expenses: $ 152?
??Utilities: $?40
??Phone, cable, internet: $?70
??Food, entertainment: $ 350
??Clothing, household expenses $ 200
??Credit cards and other loans: $?800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440714
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$543.79

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	0 / 0	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	2	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	loan-vibrato2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Hospital Bills
Purpose of loan:
This loan will be used to?pay off Medical Bills.

My financial situation:
I am a good candidate for this loan because?I am reliable and a hard worker.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440718
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1989	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	32 / 30	Employment status:	Not employed
Now delinquent:	2	Total credit lines:	56	Length of status:	0y 4m
Amount delinquent:	$112	Revolving credit balance:	$13,093	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dinero-zoomer	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off my credit cards
Purpose of loan:
This loan will be used to pay off my credit cards and help me get back on my feet.? I have 2 kids and I'm barely treading water right now.? This loan would make my life a little bit easier.?

My financial situation:
I am a good candidate for this loan because I am collecting unemployment right now but looking to start my own bookkeeping business.? I am very motivated and ambitious.

Monthly net income: $ 2400

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 250
??Car expenses: $300
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 750
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440722
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,300.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$420.70

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1999	Debt/Income ratio:	23%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	20	Length of status:	4y 4m
Amount delinquent:	$31,064	Revolving credit balance:	$856	Occupation:	Truck Driver
Public records last 12m / 10y:	1/ 5	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	well-rounded-principal7	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Truck for my business
Purpose of loan:
This loan will be used to?I drive for an auto transport company and having my own truck will Increase my monthly income substantially by allowing me to get a larger percentage of the gross weekly from 30% now to 80% with my own truck.

My financial situation:has been improving over the past year or so. I know in the past it has not been too good because of a failed marriage and also a failed business.
I am a good candidate for this loan because? I have been in the auto transport business for over 4 years and know it inside and out. I strive to do the highest gross every week because more gross means more money for me. With this loan, I can increase my gross from 30% to 80% or more weekly.

Monthly net income: $ varies depending on my gross income.3000-3600

Monthly expenses: $
??Housing: $880.00
??Insurance: $119.04
??Car expenses: $286.17
??Utilities: $200.00
??Phone, cable, internet: $70.00
??Food, entertainment: $100.00
??Clothing, household expenses $100.00
??Credit cards and other loans: $150.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440738
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.07%	Starting borrower rate/APR:	9.07% / 11.16%	Starting monthly payment:	$159.16

Auction yield range:	4.20% - 8.07%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	5.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1999	Debt/Income ratio:	17%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	16	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,835	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	49%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	pound-bluebird	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF MY HIGH INTEREST CARD
Purpose of loan:
PAY OFF A HIGH INTEREST CREDIT CARD

My financial situation:
I AM NOT BEHIND ON ANY PAYMENTS, NOR STRUGGLING TO MAKE THEM.? I SIMPLY WOULD LIKE TO REDUCE MY INTEREST RATE.? MY FAMILY AND I ARE BECOMING DEBT FREE AND THIS WOULD HELP THAT PROCESS ALONG.

THANKS FOR YOUR CONSIDERATION
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440740
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.25%	Starting borrower rate/APR:	8.25% / 8.59%	Starting monthly payment:	$471.78

Auction yield range:	3.20% - 7.25%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1995	Debt/Income ratio:	38%
Credit score:	840-859 (Jan-2010)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	8y 7m
Amount delinquent:	$0	Revolving credit balance:	$4,352	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	fervent-agreement	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Ring
Purpose of loan:
This loan will be used to?
Engagement Ring
My financial situation:
I am a good candidate for this loan because?

Great Credit History
Secured Employment

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440742
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.56%	Starting borrower rate/APR:	25.56% / 27.87%	Starting monthly payment:	$200.28

Auction yield range:	11.20% - 24.56%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-2000	Debt/Income ratio:	74%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$18,818	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	aggresive-reward6	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help! Paying off Credit Cards
Purpose of loan:
This loan will be used to pay off credit cards. Recently, my interest rates were raised from a high of 13% to 29% and I will use the funds to pay off my two highest interest credit cards. If needed, I would be happy to submit a debt management plan and/or close any cards.

My financial situation:
My household income is more than $100,000, as my husband makes significantly more than I do! (I would be happy to provide tax returns to document this income.)? My husband pays for all of our insurance, cards, rent, food, etc. I save $300 per month with my income and use the rest to?pay approximately $222 in student loans and credit cards.

Thank you for your consideration and help.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440750
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1982	Debt/Income ratio:	70%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	6y 10m
Amount delinquent:	$0	Revolving credit balance:	$11,932	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	top-finance-arboretum	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off high rate cards and loan
Purpose of loan:
Pay off current higher rate cc's and loans.? My goal is to get debt free but it is easier if my rates are lower.? I am trying to do this so I can get married next year without taking any? debt into marriage.? I also am trying to get to the point in which in can give a full tithe to my church but cannot under under current budget.

My financial situation:
I am a good candidate for this loan because? their are several reasons.? I have great job stability working for the same company for almost seven years.? I?run?the finance department?and know how important maintaining good credit history is.? I recently received a raise that will make me?at least an?additional 20,000 over what I made in 2009 and what I used on my Prosper application.? I have not had a late on my credit in years.?? I have additional household income from my fiance of about $35000 a year.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440754
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$63.04

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1990	Debt/Income ratio:	8%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	9y 10m
Amount delinquent:	$0	Revolving credit balance:	$5,417	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	return-genome7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate my credit card debt acquired during the purchase of my first home.

My financial situation:
I am a good candidate for this loan because I have been steadily employed at the same company for almost ten years with pretty much no threat of being laid off.? I always pay my bills on time and have never balked on any debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440756
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$693.31

Auction yield range:	11.20% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-2000	Debt/Income ratio:	25%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$16,091	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	revenue-path	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Financially Responsible
Purpose of loan:
This loan will be used to?
pay off my credit cards and student loans.
My financial situation:
I am a good candidate for this loan because?
I am financially responsible and a hard worker. A recent college graduate. I was working full time while attending school. I would like to set my financial in order for my future.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440762
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,600.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$162.85

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1994	Debt/Income ratio:	20%
Credit score:	620-639 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	14y 5m
Amount delinquent:	$0	Revolving credit balance:	$310	Occupation:	Professional
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	11
Screen name:	cxgoodw	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 96% )	620-639 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 4% )	540-559 (Oct-2007) 560-579 (Sep-2007)
Principal balance:	$1,742.47	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
**2ND LOAN** MEDICAL EXPENSES

Purpose of loan:?
I currently have a?Prosper Loan, and I am so grateful to all the wonderful people who had faith in me and made that happen. As you can see, I am current. I also only have 10 more payments left after January payment.

This loan is to be used to pay off my 'OUT OF POCKET' Medical expenses.?

PR's/DQ's:
PR's and DQ's were from my previous debt and were not removed after my BK.

My Expenses:Monthly net income: $?3200
Monthly expenses: $ 2525
Housing: $?1050
Car expenses: $ 300
Clothing, household expenses/gro $ 350
Credit cards: $?50
Other expenses: $ 175.00 personal loan & $ 200.00 prosper loan
Add'l expenses: gas/dinner/movies/hair/girl stuff.. etc. -?400 .00
IRS: 50.00

I have worked hard on my credit and take my obligations very seriously. I can reassure lenders that their investment in me is very safe. The repayment of my Proser Loan will be the 1st priority each month, with payments automatically withdrawn from my bank account. I promise to make all my payments on time & never default on this loan. Thank you again for considering my loan request!

I have attached a copy of my paystub and if there is any other documentation that you would like, please feel free to contact me.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440768
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.46%	Starting borrower rate/APR:	26.46% / 28.79%	Starting monthly payment:	$1,013.40

Auction yield range:	11.20% - 25.46%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1992	Debt/Income ratio:	34%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$68,780	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	upright-funds3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Time to consolidate small payments
Purpose of loan:
This loan will be used to consolidate monthly credit card payments into a single payment
My financial situation:
I am a good candidate for this loan because i have an extensive credit history with no defaults and countless on time payments.? I have a solid employment history.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440770
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.20%	Starting borrower rate/APR:	15.20% / 17.37%	Starting monthly payment:	$260.73

Auction yield range:	14.20% - 14.20%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1997	Debt/Income ratio:	90%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$66,261	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	payout-synapse	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
High interest debt consolidation
Hello all, I plan to use this loan strictly for debt consolidation, this 7500 along with my annual bonus from work will allow me to knock out about 15-16 thousand dollars in high interest debt. I am definitely capable of making monthly payments as I take home about 1126 bi weekly plus quarterly bonuses. I have moved back home with my dad to help take care of him as he is battling cancer. I currently don't pay any rent or bills in return for helping my father with his care. I have about 63,000 in debt which involves 5 credit cards and a loan, my car is paid off. I am looking to get on top of this debt and the money I save can assist me in paying down principal. I would appreciate any assistance that lenders can give me, I'm one of the people in this country that has been affected by the interest rate hikes from my creditors. Thanks for your assistance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440774
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.20%	Starting borrower rate/APR:	22.20% / 26.04%	Starting monthly payment:	$38.29

Auction yield range:	8.20% - 21.20%	Estimated loss impact:	7.00%
Lender servicing fee:	1.00%	Estimated return:	14.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1989	Debt/Income ratio:	34%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	35	Length of status:	2y 5m
Amount delinquent:	$11,426	Revolving credit balance:	$33,278	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	justice-jet0	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
project expenses
Purpose of loan:
This loan will be used to? finish a project

My financial situation:
I am a good candidate for this loan because?
I am honest and have never had bad credit untill my divorce of this year (2009)
Monthly net income: $
3000.00
Monthly expenses: $
??Housing: $ 800.00
??Insurance: $ 150.00
??Car expenses: $ 150.00
??Utilities: $ 350.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 75.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440776
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1992	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	4 / 1	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	19	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	sunny-platinum5	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
living expenses job starts in 3 wks
Purpose of loan:
This loan will be used to? pay for living expenses until my job starts in 3 weeks.

My financial situation:
I am a good candidate for this loan because? I will make regular monthly payments once I get my first paycheck.

Monthly net income: $ 3-4000 once the job starts

Monthly expenses: $
??Housing: $ 1050
??Insurance: $ 85????
??Car expenses: $380
??Utilities: $?75????
??Phone, cable, internet: $ 100
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440778
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.20%	Starting borrower rate/APR:	12.20% / 14.33%	Starting monthly payment:	$433.03

Auction yield range:	11.20% - 11.20%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-2001	Debt/Income ratio:	22%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$13,990	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	neighborly-wampum2	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit cards
My financial situation:
I am a good candidate for this loan because i have never defaulted on any payments this debt is because I used the money to pay for school.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440784
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.90%	Starting borrower rate/APR:	11.90% / 14.03%	Starting monthly payment:	$165.83

Auction yield range:	4.20% - 10.90%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-2002	Debt/Income ratio:	45%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	19 / 16	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$16,879	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	IMPULSE82	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off high interest card.
Purpose of loan:
This loan will be used to pay off my high interest credit card, i really want to be debt free and start a new life.
My financial situation:
I am a good candidate for this loan because I have a bright future in medicine, i just have to survive a year of debt issues. I would be really thankful for your help.
undefinedundefined
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440790
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$381.32

Auction yield range:	11.20% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1992	Debt/Income ratio:	34%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	20 / 19	Employment status:	Retired
Now delinquent:	0	Total credit lines:	42	Length of status:	30y 1m
Amount delinquent:	$0	Revolving credit balance:	$8,149	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wauktown62	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 100% )	700-719 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	720-739 (Oct-2009) 700-719 (Aug-2009) 720-739 (Jul-2009) 740-759 (May-2009)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	7
Description
Consolidating of debt
Purpose of loan:
This loan will be used to?To consoidate current debt?into one payment?

My financial situation:
I am a good candidate for this loan because?
Iam a good canidate for this loan because I do value my credit rating and as a single parent my credit worthiness?is the biggest asset I have

Monthly net income: $ 2200

Monthly expenses: $
??Housing: $ 1100
??Insurance: $ 100
??Car expenses: $ 100????
??Utilities: $ 160
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440796
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$351.85

Auction yield range:	4.20% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2001	Debt/Income ratio:	33%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$12,424	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	basis-rancher	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Life After Credit Card Debt
Purpose of loan:
Finally pay off our credit cards so we can move on with our lives.

My financial situation:
My husband and I have been diligently paying down our credit card balances for the past few years. I had returned to college to pursue a degree in the sciences and after I graduated in 2008 we had built up considerable credit card debt. We have really chipped away at our debt but we would like to speed the process up, which is difficult when? finance charges put you in the "one step forward, two steps back" position. We both have solid jobs and can certainly make the monthly payments. It would be really nice to just make one payment per month and know that we can look forward to life after credit card debt!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440802
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	10.40% / 12.51%	Starting monthly payment:	$243.41

Auction yield range:	4.20% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1965	Debt/Income ratio:	24%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	12y 2m
Amount delinquent:	$0	Revolving credit balance:	$33,464	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	rate-cosmos4	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff really high int rate 25%
Purpose of loan:
This loan will be used to pay off a very high interest rate credit card, because of the new regulations the card company increased the rate to 25%

My financial situation:
I am a good candidate for this loan because? I make enough to pay the payments, looking for a lower interest rate ????

Monthly net income: $
4800

Monthly expenses: $
??Housing: $? 800
??Insurance: $ 50
??Car expenses: $ 400
??Utilities: $ 300
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440804
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	20.06%
Lender servicing fee:	1.00%	Estimated return:	-1.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1995	Debt/Income ratio:	35%
Credit score:	620-639 (Jan-2010)	Current / open credit lines:	21 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$16,341	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	generosity-bandit	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	620-639 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	600-619 (Sep-2009) 600-619 (Aug-2008)
Principal balance:	$13.58	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Pay off high interest credit cards
Purpose of loan:
This loan will be used to pay off high inteterst credit cards.

My financial situation:
I am a good candidate for this loan because I work hard to take care of my family.? I work full time and just graduated with a dual Bachelors in Management and Business Administration.??Due the to cost of school I have some high interest credit cards that I would like to pay off.?
Monthly net income: $ 6000

Monthly expenses: $
??Housing: $ 882
??Insurance: $ 114
??Car expenses: $ 550
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $?250
??Clothing, household expenses $ 100
??Credit cards and other loans: $?600
??Other expenses: $ 125
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440806
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$424.52

Auction yield range:	17.20% - 29.00%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	19 / 16	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	32	Length of status:	6y 11m
Amount delinquent:	$41	Revolving credit balance:	$397,032	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	the-shaker825	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Equipment Financing
Purpose of loan:
This loan will be used to buy equipment for a new surgery center.??
My financial situation:
I am a good candidate for this loan because our volume is increasing month to month?with steady?increasing income.? Bank are reluctant to lend money in the current environment.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440808
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$351.85

Auction yield range:	4.20% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1993	Debt/Income ratio:	13%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$58,767	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	kind-active-peace	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Card
This loan is to pay off a high interest Discover Credit card balance presently at an interest rate of 17.99% with a minimum monthly payment of $260. I WOULD MUCH RATHER PAY THIS MONEY TO THE PROSPER COMMUNITY THAN MAKE THE CREDIT CARD COMPANY RICHER!

I am an excellent candidate for this loan because:
1) I WILL PAY YOU BACK, PLUS INTEREST!!!!!
2) I systematically pay down and eliminate credit cards. I have not used credit cards in quite some time.
3) My credit is always in the 700?s with no delinquencies or late payments and always pay my debts on time or early. I always pay over minimum payments.
4) I have multiple sources of secure income --- a) a fixed monthly salary income from daytime FT work in a health dept (for 2.5 years); b) hourly income from 20-30 hrs/wk night/weekend work in mental health (7yrs); and c) fixed monthly income from rental property on long term lease.
5) My wife works 24-32 hrs/wk in the security industry (for 10 years) and pays water, electricity, gas, phone, household expenses and other misc payments as well as her credit card balance. She also has side income from cosmetic sales, as do I from occasional translation and other side services.
6) I never take vacation, so one of my positions allows me to cash out vacation accrued every 8 weeks if needed, adding a min of $700 every 2 months.

Present debts/obligations:
1) Most debt on my credit report is secured debt from a HELOC used for a house remodel. This accounts for $34,400.
1) The targeted Discover Card balance, which I hope to pay off with this loan (I already closed the card, so the balance will not return).
2) My wife?s Discover card balance, which has my name on it as well and appears on my credit- $4800 at 19.99% a minimum payment of $111. THIS BALANCE HAS BEEN REFINANCED TO 3.9% THIS WEEK THROUGH AN AMORTIZED LOAN ON MY WIFE?S 401k, AND WILL BE PAID OFF THROUGH NEGLIBLE $17 DOLLAR DEDUCTIONS FROM HER PAYCHECK.
3) Capital One Credit card - $5800 fixed at 4.9%, monthly minimum of $82 (I pay $90).
4) Wells Fargo Credit card - $9900 at 14.09%, minimum payment of $217. This card is closed, and will likely be targeted for refinance through a 403b loan to a lower rate.
5) 1st and 2nd mortgages, total $3500 (This is covered with my salary check, leaving my other employment to cover other bills).
*****Although on my credit report, I have a government credit card in my name that is restricted to government use. This is used for necessary government travel and is PAID BY THE GOVERNMENT (NOT BY ME) as it is used, but makes it appear as if I have more debt.
***** No car payments.
***** I will refinance the next highest interest rate debt through an amortized 403b loan once the Prosper listing is expired. This will free up more income as well.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440810
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1997	Debt/Income ratio:	35%
Credit score:	620-639 (Jan-2010)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	13y 0m
Amount delinquent:	$0	Revolving credit balance:	$37,793	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	LaxStarr	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 89% )	620-639 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	2 ( 11% )	640-659 (Oct-2009) 640-659 (Aug-2009) 640-659 (May-2008)
Principal balance:	$1,968.27	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Wedding Costs
Purpose: To acquire a loan that gives me the financial freedom to have a moderate wedding for my fiance and me.

Finances: I continue to work at paying down my debt with every extra penny I have (high interest first).? I'm using powerpay.org for my financial planning.

Credit Blemishes: I have had two incidents with my first prosper loan, where my payment was less than 5 days late.? This happened when I changed my checking account number due to account intrusions, and didn't get the information to Prosper on time.? It was my mistake but I did fix it right away when I realized what had happened.
Monthly net income: $ 4800

Monthly expenses: $? 3490
??Housing: $510
??Insurance: $ 80
? Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1500
??Other expenses: $ 500I can more than comfortably handle a loan payment of up to $250 a month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440824
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1999	Debt/Income ratio:	27%
Credit score:	600-619 (Dec-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	33	Length of status:	30y 5m
Amount delinquent:	$355	Revolving credit balance:	$5,549	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	KINGLY	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 91% )	600-619 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 9% )	620-639 (Sep-2009) 600-619 (Jul-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
HELP MY MOTHER
Purpose of loan:
This loan will be used to?
I would like to be able to help my mother with a few repairs around her house. Also, I am going back to school for computer technology and want to make sure that I have the funds to do so.
My financial situation:
I am a good candidate for this loan because? I had a previous loan with Prosper and was very diligent in paying it back. I also like the idea of friends helping friends. I want to be a lender someday soon myself.????????

Monthly net income: $?1850.00????Monthly expenses: $ 1370.00
??Housing: $ 200.00????
??Insurance: $34.00
??Car expenses: $?80.00(fuel,oil)
??Utilities: $
??Phone, cable, internet: $ 42.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $501.00???Other expenses: $ 523.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440828
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	15 / 15	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	55	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$148,303	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	10
Screen name:	peace-celebration	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
inventory and purchase equipment
Purpose of loan:
This loan will be used to?purchase seasonal inventory?and additional equipment. The store has been approved to sell additonal product..has great potential to increase sales and revenues

My financial situation:
I am a good candidate for this loan because?i pay my bills on time. My credit score reflects a lower score due to a student loan I have with capital one bank that was paid off and due to a communication error the bank reported me 30 days late which is currently being disputed. Have been on time making payments for the past five years but because address was not change properly statement for that month was not delivered assuming that loan was completely paid off. Most of bills accumualted due to the slow winter months causing money out of pocket increased. I have never neglected to pay any loans late or bail out on a loan even when this economy is bad. I need my good credit. Large revolving debt outstanding due to the utilization of home equity line of credit totaling $103,0000 and other lines of credit owe due to the start up of this business...hardship of get a loan for a brand new start up of this business last resort to use up personal credit...

Monthly net income: $ 3800

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440832
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,700.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$122.14

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-2004	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	2 / 2	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	3	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$5,651	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	joker999	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need help for school
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440834
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1999	Debt/Income ratio:	66%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	11y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,993	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 4	Bankcard utilization:	20%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	encouraging-fairness	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidating debt
Purpose of loan:
This loan will be used to?? To close out old debt overall lowering our monthly out going expense

My financial situation:
I am a good candidate for this loan because? My business is growing and 2010 is already going to double my annual sales with the new contracts my company has been awarded.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440836
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$384.51

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1998	Debt/Income ratio:	33%
Credit score:	620-639 (Jan-2010)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,792	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Mrbiz	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	35 ( 97% )	620-639 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	1 ( 3% )	600-619 (Dec-2009) 600-619 (Jan-2008) 560-579 (Dec-2007) 540-559 (Dec-2006)
Principal balance:	$3,465.25	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Help me pay off the big corporation
Purpose of loan:
This loan will be used to? Pay off an existing prosper loan as well as a credit card and truck loan.

My financial situation:
I am a good candidate for this loan because?I will make sure that every cent is paid back. I have had two prosper loans in the past and have not missed a payment. I hope this will be the last time that I need assistance as I am graduating school next week and will be looking for a new job that pays significantly more.?

Monthly net income: $ 3500.00

Monthly expenses: $ 2,150.00
??Housing: $ 600
??Insurance: $ 100
??Car expenses: $ 250
??Utilities: $ 150
??Phone, cable, internet: $
??Food, entertainment: $ 250
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 400
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440838
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,700.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$122.14

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	23	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$4,009	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	62%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	3
Screen name:	MacFabian	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	13 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	640-659 (Sep-2009) 660-679 (Aug-2009) 540-559 (Jun-2008) 620-639 (Jul-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
3rd Prosper Loan: No Late Payments
Purpose of loan:
This loan will be used to? buy carpet cleaning equipment

My financial situation:
I am a good candidate for this loan because? I always pay the money back ontime

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 1000????????
??Insurance: $ 200
??Car expenses: $ 200
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 100
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440844
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-2007	Debt/Income ratio:	12%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,066	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	favorable-trade4	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
transportation & laptop for school
Purpose of loan:
This loan will be used to? buy a reliable car so i have transportation to schooland & buy a laptop to make my assignments easier to complete.

My financial situation:
I am a good candidate for this loan because? i am determined to work as hard as i have to so i can complete my degree program, enter the job market and start my career as an enviro. engineer

Monthly net income: $
400
Monthly expenses: $
??Housing: $ 400
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 30
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 50
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440848
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$367.84

Auction yield range:	4.20% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1979	Debt/Income ratio:	21%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	27 / 25	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	58	Length of status:	22y 9m
Amount delinquent:	$0	Revolving credit balance:	$31,946	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	best-neighborly-social	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reduce Interest Rate - Credit cards
Purpose of loan:
This loan will be used to pay off high interest credit cards, and pay a more reasonable interest rate.? The rates on?most accounts?have all been?raised despite regular payments.? Some of those credit card companies that I have contacted?have agreed to reduce rates, but they are still so high that the majority of the payment merely pays the interest payment.

My financial situation:
I am a good candidate for this loan because I am a long time employee with a financial company, and?have the income to make the necessary payments.??I have not been using these credit cards for well over a year, and I have not activated replacement cards.??? I pay for all bills and living expenses via checking account and debit card.??I also have $35,000 in equity in my?home, and have always made mortage payments on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440850
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 9.84%	Starting monthly payment:	$480.49

Auction yield range:	3.20% - 8.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	7.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1995	Debt/Income ratio:	13%
Credit score:	860-879 (Jan-2010)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$4,205	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	top-income-association	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Injection Molding for food dicer
Purpose of loan:
This loan will be used to pay for the second half of the injection mold tooling for a food dicer.? I have developed a food dicer that actually will cube food by simply placing the fruit or vegetable into a chamber and then when turning the handle it produces nice cubed food without having to do anything else.? The time to cube an apple . . . just 10 seconds.

The prototype is complete and the design is ready for tooling.? I have paid the first half of the injection mold tooling and have the money for only part of the second half of the payment for the tooling.? The $15K will pay for the balance of the tooling.? This product will be profitable within three months.? We will sell the product at home shows and state fairs.? My father has sold direct-sell products at shows for 20 years and is going to help me sell them to get started.

My financial situation:
I am a good candidate for this loan because I am gainfully employed and am able to repay the loan regardless of the outcome of the product.? I have excellent credit which shows my commitment to paying on time every time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440854
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1996	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	9 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	61	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$99	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	4
Screen name:	tsho1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working Capital Needed
Purpose of loan:
This loan will be used for working capital - purchase inventory.

My financial situation:
This is a good profitable business that need to expand on inventory for the new year.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440860
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$311.85

Auction yield range:	11.20% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1995	Debt/Income ratio:	32%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$31,665	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ninja8	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Resolute to pay off credit cards!
Purposeful goal to eliminate heinous credit card debt:
This loan will be used to pay down high interest debt and be debt free. Although I have too much debt due to helping out a family member enduring cancer treatments, I always pay my payments beyond the minimum due level and ALWAYS on time. Took a second job over the holidays to reduce debt but still struggling because of high interest rates. If you have a passion to help others regain their freedom from credit card companies, then I am a perfect your perfect candidate. I will pay you back and you will help me gain my freedom.

My financial situation is strong due to my ability to earn an income. It is weakened by the astronomically high rates that credit card companies are allowed to charge. :
I am a good candidate for this loan because I always make timely payments that are over the minimum amount. I am decidedly determine to win my fight against credit card debt.

Monthly net income: $ <4400/mo>

Monthly expenses: $ 100
??Housing: $1200
??Insurance: $200
??Car expenses: $60
??Utilities: $100
??Phone, cable, internet: $100
??Food, entertainment: $300
??Clothing, household expenses $50
??Credit cards and other loans: $600
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440866
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$215.67

Auction yield range:	11.20% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-2001	Debt/Income ratio:	53%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$47,109	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	efficient-wampum8	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Updating Tanning Salon Equipment
Purpose of loan:
This loan will be used to?

Partially fund the installation of new tanning beds in our tanning salon. The new beds will help double tanning sales and bring our salon up to date with state of the art tanning equipment. This loan will be a portion of the funds used, with other money coming from personal savings and a private investor.

Anyone who would like to see a business plan I have one outlining our intentions. Also, if you would like to come visit our shop and personally see what we are doing feel free to do so. I would personally give you a tour and explanation of our plan but am unable to do so on this site. I think anyone who came through our salon would be pleasantly surprised with our establishment.

I graduated from USU one year ago with a degree in Business Administration and a second in Entrepreneurship. I am currently living my dream with my wife; she does hair in our tanning and hair salon. In addition we both work together to keep our salon on top of the competition through aggressive advertising and top notch products and services

My financial situation:
I am a good candidate for this loan because?

I have never defaulted on a loan. I am true to my word and have always followed through. With my wife?s income combined with mine we will have the ability to more than cover this loan. My only fair credit rating is due to the unconventional financing of our business with personal credit, leaving myself more integrated and motivated to succeed. Our business is operational and successful and will continue to be so; your help will only accelerate our success.

Thank You in advance.

Monthly net income: $ 26,000
(This is only my personal income from by full time job outside the salon. Our salon currently does an average of $15,000/month, the first five months of the year being our busiest. I currently work full time at our salon and also full time as a food service manager at a local restaurant in town.)

Monthly expenses: $ 1,625
Housing: $ 625
Insurance: $230
Car expenses: $ 0
Utilities: $ 150
Phone, cable, internet: $120
Food, entertainment: $ 100
Clothing, household expenses $100
Credit cards and other loans: $ 200
(This amount includes all personal debts that I am currently paying with my salary.)
(All other debts on my personal rating are business debts paid by our salon, but financed with personal credit.)
Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440868
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1994	Debt/Income ratio:	18%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$916	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	87%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	7
Screen name:	course6	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
down payment for home
Purpose of loan:
This loan will be used to? 1st. time home buyer, short on down payment

My financial situation:
I am a good candidate for this loan because? I have very few debt and have a good job.

Monthly net income: $ 1,800.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440874
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1984	Debt/Income ratio:	26%
Credit score:	620-639 (Dec-2009)	Current / open credit lines:	3 / 4	Employment status:	Full-time employee
Now delinquent:	6	Total credit lines:	43	Length of status:	0y 7m
Amount delinquent:	$4,278	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	starr22	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 96% )	620-639 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 4% )	620-639 (Nov-2009) 620-639 (Aug-2007) 620-639 (Jul-2007)
Principal balance:	$555.49	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
IN NEED OF FURNACE, PAY OFF CR CARD
?Purpose of Loan:? To have a furnace installed, pay off once credit card and one loan.

My financial situation:
I am a good candidate for this loan because I am employed and a grateful person who needs just a little help for the New Year.

Monthly net income: $ 2100

Monthly expenses: $ 1200
??Housing: $ 400
??Insurance: $
??Car expenses: $ 0
??Utilities: $ 100
??Phone, cable, internet: $ 25
??Food, entertainment: $ 75
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 600
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440880
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$319.86

Auction yield range:	4.20% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1999	Debt/Income ratio:	35%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	10 / 9	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$4,377	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Zeus09	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Consolidation
Purpose of loan:
This loan will be used to pay off a credit card and partially some of my student loan debt

My financial situation:
I am a recent graduate from Indiana University Kelley School of Business with a degree in finance and business economics.? I am currently employed by Redbox Automated Retail, the red DVD rental kiosk things that you see at grocery stores, 7-11's and other stores.? I am working in the badge processing area as a temp and hoping to make this a stable job.? Also I am doing an internship for a mergers and acquistions firm in Chicago called Third Coast Capital.? They are a small start-up firm with only two guys and are picking up more business so they asked me to help with some analyst work, so I do that during the nights and weekends from home.? I live at home with my parents and have to pay no rent and no food costs, so my expenses are extremely limited.? I make about 2000 dollars a month and just want to clear off some of the debt I have and not pay such a high rate.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440886
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$94.56

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1970	Debt/Income ratio:	42%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	28 / 23	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	93	Length of status:	25y 10m
Amount delinquent:	$0	Revolving credit balance:	$45,635	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	moola-advocator5	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dental surgery
Purpose of loan:
This loan will be used to?pay for gengivitis (gum) disease surgery.

My financial situation:
I am a good candidate for this loan because? I pay all my bill on time even though I have a lot of debt against my name.? A lot of the debt is for co-signing for my sons to help get their credit history started.??? Even though the loans are in my name, they are paying the bill.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440892
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,900.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$141.39

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1989	Debt/Income ratio:	48%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	35	Length of status:	2y 6m
Amount delinquent:	$4,463	Revolving credit balance:	$47,547	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	relentless-agreement	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest
Purpose of loan:
This loan will be used to? Pay off the vultures who increased my interest rate just because they could.

My financial situation:
I am a good candidate for this loan because?I"m never late nor have I ever missed a payment on my accounts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440902
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$244.89

Auction yield range:	8.20% - 19.00%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	12.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1997	Debt/Income ratio:	48%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$20,342	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	vaner	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	0 ( 0% )	680-699 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	660-679 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	0
Description
Consolidating Credit Cards
Purpose of loan:
This loan will be used to consolidate my debt.? My credit card company was bought out by another company and then doubled my interest rate.?

My financial situation:
I am a good candidate for this loan because I always pay my bills on time.? This is old debt from when I was in law school.? I would like to pay it off as soon as possible.?

Monthly net income: $4600

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 20
??Car expenses: $ 0
??Utilities: $ 50
??Phone, cable, internet: $100
??Food, entertainment: $?400
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 200
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440904
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	8.00%	Starting borrower rate/APR:	9.00% / 11.09%	Starting monthly payment:	$222.60

Auction yield range:	6.20% - 8.00%	Estimated loss impact:	5.12%
Lender servicing fee:	1.00%	Estimated return:	2.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1997	Debt/Income ratio:	29%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$8,684	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	47%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Sambfwin	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 100% )	760-779 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	780-799 (Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Paying off Wedding Debt
Purpose of loan:
This loan will be used to payoff Discover, my credit union line of credit, and my credit union VISA.

My financial situation:
I am a good candidate for this loan because I have an outstanding credit record and I intend to keep it that way. My wife and I borrowed about $8000 to finance our wedding and honeymoon last year. We are trying to aggressively pay these loans, but I seem to do better at that when I have one focused debt to pay. We have funded and kept an emergency fund in place. Thanks to that we haven't had to borrow when we had car repairs recently. However, it set me back on my paydown plan and I'd like to get back to that. I will show a high debt ratio, but that is because her income will not show even though it will contribute to the repayment. Also, I will reduce my monthly obligations by about $200 when I pay the existing debts off, so this will have little real effect on my debt ratio even though the figure will show a high one. I have a steady and secure job with a local credit union. I have been in this line of work since 2003 although I switched institutions in 2007. I do have the credit to get this at my credit union, but I have obtained very low rates from Prosper in the past and would prefer to borrow here. Thanks for your interest and I'll gladly answer any of your questions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440908
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$75.43

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	10 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	39	Length of status:	6y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,614	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	1
Screen name:	contract-orbit	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off two credit cards
Purpose of loan:
This loan will be used to pay off two high interest credit cards.

My financial situation:
I am a good candidate for this loan because my wife and I both work full time and are always on time with our cost of living and credit card payments. My business is picking up speed with an average yearly revenue of 32k which I fully expect to double for 2010 season. This money will be used to pay off two high interest credit cards. One totaling 1,335.00 and the other 606.00. I destroyed the cards this past summer and would just like to close these accounts for good, and with your help I can do that.

Monthly net income: $ 2,600.00

Monthly expenses: $ 1,624.00
??Housing: $ 338.00
??Insurance: $ 110.00
??Car expenses: $ 172.00
??Utilities: $ 160.00
??Phone, cable, internet: $ 244.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $
??Credit cards and other loans: $ 505.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440914
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$109.21

Auction yield range:	17.20% - 17.50%	Estimated loss impact:	19.97%
Lender servicing fee:	1.00%	Estimated return:	-2.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1998	Debt/Income ratio:	48%
Credit score:	620-639 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	69	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,321	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Homeownership:	No
Inquiries last 6m:	0
Screen name:	liongrad	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	640-659 (Dec-2007)
Principal balance:	$633.32	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Pay off Credit Card Debt
Purpose of loan:
This loan will be used to pay off my credit card debt.

My financial situation:
I am a full-time teacher who is working on paying off my credit card debt. I've been successful at paying off much of my debt and I am working on one last card.?I have a secure full-time position that will help me pay back the loan. And at a good rate I can pay off my credit card debt and continue to improve my financial standing. I?recently bought a house, so if the credit rating is a little lower than normal. I had previously been a renter and now I own my home and have on-time payments monthly. The one credit card I want to pay off is a Wells Fargo card that they have raised the interest rates on. Even though I have paid over the minimum payments on that card ever since I have had the card in 2006 and have paid off a car loan with their company, they not only hiked up the interest rate but lowered my credit limit. It was very frustrating at the time and I had contacted the company numerous times to work something out but they?refused to work with me, that is why I want to pay off the balance, because this card?is no longer a good fit for me.

Monthly net income: $ 2700

Monthly expenses: $
??Housing: $?800
??Car expenses: $ 70
??Utilities: $ 70
??Phone, cable, internet: $ 20
??Food, entertainment: $ 100
??Clothing, household expenses $ 20
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440926
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,875.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	29.25%	Starting borrower rate/APR:	30.25% / 32.63%	Starting monthly payment:	$79.85

Auction yield range:	17.20% - 29.25%	Estimated loss impact:	20.71%
Lender servicing fee:	1.00%	Estimated return:	8.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1987	Debt/Income ratio:	16%
Credit score:	600-619 (Dec-2009)	Current / open credit lines:	10 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	10y 0m
Amount delinquent:	$0	Revolving credit balance:	$3,379	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	glenn30	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 88% )	600-619 (Latest)
Principal borrowed:	$1,200.00	< mo. late:	2 ( 12% )	560-579 (Jun-2008) 560-579 (May-2008) 560-579 (Apr-2008)
Principal balance:	$818.94	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
re-list 2nd Prosper loan
Purpose of loan:at
This loan will be used to? pay off my first prosper loan,pay off a few personal bills ..The Pic of me is when i was a great football player and i always believe that nothing was too impossible for me to achieve. plus i never give up.....

My financial situation:
I am a good candidate for this loan because? I always pay all my bills on time never late the prosper profile report shows that i have been late twice but that is a error on prosper part because i gave them my new checking account for them to continue to take out payments but some how they debit my old account twice so i had to call them to fix the problem..i also receive a pay increase from my employer that will help me make payments on time..plus i still know the old saying if you ask for something then it shall be given..
Monthly net income: $ 3800

Monthly expenses: $ 1650
??Housing: $ 500
??Insurance: $ 95
??Car expenses: $ 518
??Utilities: $ 120
??Phone, cable, internet: $ 95
??Food, entertainment: $ 120
??Clothing, household expenses $ 160
??Credit cards and other loans: $ 159
??Other expenses: $
undefinedundefinedundefined
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422893
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$435.03

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1999	Debt/Income ratio:	56%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	17y 3m
Amount delinquent:	$0	Revolving credit balance:	$13,119	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	carfan10019	Borrower's state:	NewYork	Borrower's group:	Achieve Greatness
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	28 ( 100% )	720-739 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	700-719 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
$25000 Paid (returning borrower)
Hello to all the Prosper community again... I'm using my previous listing as a template, many of you, specially the 288 people who funded my first loan will recognize it ($25000 3 years at 14%).., after a couple of years keeping every single payment timely and paying the loan you helped finance?almost a full year early, I'd like to repeat the excellent experience I had?via Prosper by trying to reduce the ridiculous amount of interest credit card companys are charging. For those of you who already know my re-payment habits, late payment fees are not an issue, but the keeping track of all the different dates and amounts when they are due, it gets sometimetimes really annoying. Since I'm being offered the oportunity, I'd like to ask for your investment again. The description below is irrelevant, just wanted to let my previous lenders know that the chance? for a safe investement?is back. Thanks again for your funding.

I'm a single, responsible, well centered, reliable, and full of stamina 35 year old.

I've been given the opportunity of buying partnership at my current job, it's a well established business, with an outlet in the City, and grenhouses?on Long Island,?and it's been around for over 25 years, I've been with the company for over?14 years...,?entry level position, and worked my way up to Manager, now the opportunity of securing myself financially is knocking at?the door.

Timing is perfect..., still single, debt income ratio is low, just finished paying off?the loans on my vehicles, and I can't think of a better way of securely investing my savings and my time and effort. Please check my soon to be "OWN" business at www.foliagegarden.com, it's an investment without risk, if?anything goes wrong, I would still get the money I invested back, and I would certainly?use it to repay my debt.

My average income... monthly,?excluding Saturdays and overtime is about 2700, a breakdown of my expenses.
Rent:??????????????? 650
Cable:????????????? 124
Credit cards:?????150
Phone:?????????????? 00 (use company's cell phone)
Auto Loan:?????????00 (paid off)
Auto Insurance:? 00 (paid for the year) 800 a year
Utilities:???????????? 50 (gas and water included on rent)
Total??????????????? 974

Looking forward to take you along on a secure investing opportunity!.

My documents have been vetted by my GL and are available for lender review at www.decorative-banners.com/Achieve_Greatness
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431743
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$323.50

Auction yield range:	11.20% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2004	Debt/Income ratio:	29%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,359	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	flexible-coin	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting a business
Purpose of loan:
This loan will be used to start a new business. I will be using the money to purchase equipment, pay legal fees, pay to create a website, and finally advertise the new business. This will be a carpet cleaning business, concentrating on commercial floor maintenance. I helped someone start this same kind of business 3 years ago, so I understand the process and the challenges that we will face. I learned a lot from this experience, and I can say im prepared to start much stronger than we did last time. While the other business has become fairly successful, I am not an owner of the company, so its prosperity has a more limited impact on my finances.

My financial situation:
I am a good candidate for this loan because I have a large cash reserve to pay personal and business debts for the first 3-6 months while the business is becoming self sufficient. In addition to that I will have a business partner who is keeping his current job for those first 6 months, and can pay anything I can't. It would be unexpected for me to not be able to meet my obligations (and I'm saying this from the experience of starting a business like this before) but having a goos backup plan is important, as there are always unknown variables in starting a new business)

Monthly net income: $3250

Monthly expenses: $1723
??Housing: $467
??Car expenses: $456
??Utilities: $100
??Phone, cable, internet: $150
??Food, entertainment: $300
??Clothing, household expenses $
??Credit cards and other loans: $250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440465
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$408.80

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1998	Debt/Income ratio:	25%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	13 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	compassion-mastery	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off high interest credit cards
Purpose of loan:
This loan will be used to?pay off high interest credit cards.? My husband and I have racked up a lot of debt (when we were students mainly) and would like to get away from them all together.? We?make our payments every month, but so much goes to the interest and not to the principal balance, that we are not getting anywhere on them.? We are drowning and need help.?

My financial situation:
I am a good candidate for this loan because I am dependable, hard working and trustworthy.?My job is secure and I make good money doing it.? The pay I get is based on the 9 month school year.? I take on extra jobs in the summer to maintain & supplement my income.? I will do whatever it takes to get rid of this debt.

Monthly net income: $ 2400.00 (approx - after taxes & insurance)

Monthly expenses: $
??Housing: $ 926.00
??Insurance: $ 86.00 (house ins included in housing)
??Car expenses: $ 75.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 130.00
??Food, entertainment: $?200.00
??Clothing, household expenses $ 0.00
??Credit cards and other loans: $?350.00
??Other expenses: $0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440531
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.55%	Starting borrower rate/APR:	22.55% / 24.82%	Starting monthly payment:	$692.56

Auction yield range:	8.20% - 21.55%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1982	Debt/Income ratio:	34%
Credit score:	820-839 (Dec-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$6,208	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	2%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	lifelongcaretaker	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	19 ( 100% )	820-839 (Latest)
Principal borrowed:	$26,575.00	< mo. late:	0 ( 0% )	800-819 (Oct-2009) 780-799 (Aug-2008) 740-759 (Jan-2008) 700-719 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Consolidating Debt
Purpose of Loan:? Repeat listing, hopefully 3rd time is the charm!? Debt consolidation of credit cards which have had proposed term changes and I'd like to just decline acceptance of the new terms, which I find unacceptable, close them and pay them off.
Why I am a good candidate for this loan:? I have previously taken out two Prosper loans and paid them back well before they were due.? I am very responsible, have a good job with the same company for 7 years, and have always paid my bills on time. My previous loans helped me to improve my credit rating tremendously.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440535
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$69.33

Auction yield range:	11.20% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-2002	Debt/Income ratio:	14%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,955	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Iziezi	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off My Credit Cards
Purpose of loan: This loan will be used to pay off my two active credit cards at a much lower interest rate. This is Step One of my overall financial plan. Step Two: After I've paid off my two credit cards, I will use the money that was budgeted for credit card payments to pay off my student loan. When that's paid, I will deposit the money that I had budgeted for credit card payments into a high interest rate savings account to be used as a downpayment on a home. With this loan, I can reach my goals more quickly.
My financial situation: I am a good candidate for this loan because I am in a good position to pay off the loan in a timely manner. I currently have $300 per month budgeted to pay off my credit cards, which I will use as payments for this loan instead. I currently live with my parents and carpool with my dad to work, so my monthly expenses are very low.

Monthly net income: $1420

Monthly expenses: $1134

Housing: $300 room rent
Insurance: $50 car insurance (paid for 6 months)
Utilities: $0 - included in rent
Phone, cable, internet: $57
Food, entertainment: $180
CC1: $300 (Current Balance = $1500)
CC2: $25 (Current Balance = $425)
Student Loan: $50 (Current Balance = $1460)
Personal Loans: $110 (Current Total Balance = $925)
Other expenses: $62
Clothing, household expenses - This varies, and I only buy when necessary. I only spent $60 in the last year buying clothes.
Car expenses - I carpool with my dad to work, and am a homebody beyond that, so I rarely need to buy gas or other car expenses.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440537
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.20%	Starting borrower rate/APR:	15.20% / 17.37%	Starting monthly payment:	$208.58

Auction yield range:	14.20% - 14.20%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1984	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	5 / 5	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	29	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$7,619	Stated income:	Not employed
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	72%
Delinquencies in last 7y:	16	Homeownership:	No
Inquiries last 6m:	0
Screen name:	blazing-return5	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Doctor Bills & Credit Cards
Purpose of loan:
This loan will be used to pay off doctor bills & credit card debt I have accrued due to my disability.

My financial situation:
I am a good candidate for this loan because I am fully capable of paying it back.??Getting this loan would allow me to pay off debts thus?freeing up monies?to pay back without issue. I am unemployed at the moment due to a disability but I do have firm steady income coming in every month through Disability Insurance.? My net Income is $3,434.50.

??Housing: $1575.00 Rent
? Insurance : $25.00 (Renters?Insurance)
??Car expenses: $ 0
??Utilities: $ 100.00
??Phone, cable, internet: $ 150.00?
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans:? $500.00 ($300.00 Credit Cards & $200.00 Student Loans)
??Other expenses: $?450.00 (Doctor Bills, Medicine, Doctor Co-Pays)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440541
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$301.94

Auction yield range:	11.20% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1996	Debt/Income ratio:	50%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$101,573	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	fabulous-moola5	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
This loan will be used to consolidate credit cards and other debt. I will use a bonus I am to receive to pay off the remaining debt.

My financial situation:
I am a good candidate for this loan because I have never been late on payments and I do not want to begin being late on payments. I have one to many credit cards and do not have the desire to keep them. I will not get in this situation again.
Monthly net income: $?7897

Monthly expenses: $
??Housing: $?3915
??Insurance: $?95
??Car expenses: $?0
??Utilities: $ 300
??Phone, cable, internet: $ 140
??Food, entertainment: $?0
??Clothing, household expenses $?
??Credit cards and other loans: $ 2700
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440543
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	5.15%	Starting borrower rate/APR:	6.15% / 6.49%	Starting monthly payment:	$106.71

Auction yield range:	3.20% - 5.15%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	4.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Dec-1965	Debt/Income ratio:	31%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	14 / 13	Employment status:	Retired
Now delinquent:	0	Total credit lines:	41	Length of status:	9y 5m
Amount delinquent:	$0	Revolving credit balance:	$39,949	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	inspired-bonus0	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off a high interest credit card
Purpose of loan:
This loan will be used to pay off a credit with a high interest rate to give me more money to pay my other bills.? I paid off three loans last month, and I am paying my debt down to get out of debt completely.

My financial situation:
I am a good candidate for this loan because I have never faltered on a credit card, loan or any type of debit.? I have purchased most of my major appliances and electronics in recent years by paying 12 months and no interest. I had two or three late payments this summer , but I have never been over?60 days?in paying a debit in my entire adult life.? I will be an excellent candidate for paying my loan.? I have my social security and my pension.? I am presently w orking acontract position.? I do this periodically during the year.? I did not include it in my yearly salary because it is not permanent.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440547
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,700.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 10.59%	Starting monthly payment:	$53.66

Auction yield range:	4.20% - 7.50%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jul-2006	Debt/Income ratio:	15%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	6y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,399	Occupation:	Food Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	15%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	gripper	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	700-719 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	700-719 (Sep-2009) 700-719 (Aug-2009) 700-719 (Jul-2009) 600-619 (Jun-2008)
Principal balance:	$1,452.69	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Try Again
Purpose of loan:
Refinance Prosper loan at lower rate.

My financial situation:
Have cash deposits at banks and low expenses.

Monthly net income: $ 1500

Monthly expenses:?$1050

??Housing: $435
??Utilities: $?65
??Phone, cable, internet: $?50
??Food, entertainment: $ 450
??Clothing, household expenses $?50
? (Auto Expense paid by employer)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440553
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	20.95%	Starting borrower rate/APR:	21.95% / 24.21%	Starting monthly payment:	$228.99

Auction yield range:	8.20% - 20.95%	Estimated loss impact:	7.49%
Lender servicing fee:	1.00%	Estimated return:	13.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1986	Debt/Income ratio:	23%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	22 / 21	Employment status:	Retired
Now delinquent:	0	Total credit lines:	58	Length of status:	12y 7m
Amount delinquent:	$0	Revolving credit balance:	$5,090	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	2
Screen name:	penny-powerplant	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
I want to payoff credit card debit that has to do with money for my sons college education and fixing his car and mine

This loan will be used to?

I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440555
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1984	Debt/Income ratio:	42%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	11 / 11	Employment status:	Retired
Now delinquent:	0	Total credit lines:	40	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$3,974	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	85%
Delinquencies in last 7y:	30	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	first-dough-builder	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car repairs and school
Purpose of loan: Pay for car repairs to wifes car and initial payment of school tuition until my veterans benefits start, which is approximately 1300 per month.
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? it will be paid back quickly.????????????

Monthly net income: $ 3900.00 for me, and 3800,00 for my wife????????

Monthly expenses: $
??Housing: $ 1189.00????
??Insurance: $ 280.00
??Car expenses: $950.00 (2 cars)?????
??Utilities: $ 200
Phone, cable, internet: $ 140
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440559
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 10.34%	Starting monthly payment:	$371.07

Auction yield range:	3.20% - 9.00%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-2000	Debt/Income ratio:	37%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	10y 1m
Amount delinquent:	$0	Revolving credit balance:	$7,548	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	delgadom	Borrower's state:	Mississippi	Borrower's group:	Vets helping Vets
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	24 ( 100% )	800-819 (Latest)
Principal borrowed:	$17,000.00	< mo. late:	0 ( 0% )	780-799 (Nov-2009) 800-819 (Sep-2008) 820-839 (Dec-2007) 760-779 (Apr-2007)
Principal balance:	$817.74	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Buying a new car
Purpose of loan:
This loan will be used to?pay off family members?for the purchase of a new?car. A Honda Insight that cost $25000.??I couldnt get a loan from a bank as this car was purchased through a private sale from a co-worker who won the car.
My financial situation:
I am a good candidate for this loan because i have a secure job. I have a current prosper loan in good standing (which will be paid off shortly)?and this debt will be repaid sooner than the 36 months (about 28 months).?I also have extra money from a roommate ($750)?who has been living with me for?24 months and will be for at least another?24 months.

If you have any questions please ask.

Take home pay is currently $3500 per month

House payment is $1100
Car and Insurance $400
Power/TV/Internet $250
Then this prosper payment would be about $400
total bills =? $2550

Left over money would be $1350 + $750 from roommate = $2100 left over each month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440561
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	11	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,802	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	87%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	this-ole-house	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expansion into a New Marketing area
The purpose of this loan is for business expansion. I have a home inspection business that I have operated for the last seven years and in that period of time I have been tagged as the ?thorough inspector ?. I take great pride in my work and I love what I do. A client may spend $250 to $300 on an inspection to find a thousand dollars or more in repairs that need to be done. Or if the defects are insignificant then they have the peace of mind of knowing their home is safe and in good working order. I plan to go into a new market across the state line which will put me into a county that has a population eighteen times larger than the one I am currently doing business.With the solid references of the group of Realtors I do business with now I should be able to see a substantial increase of inspections in a very short period of time. I have a marketing strategy that is very effective for this type of business and I plan to implement it as soon as possible. As to the specifics of where the loan proceeds will go; a thermal camera, miscellaneous tools, testers and equipment will be needed to outfit another inspector that will be coming onboard.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440571
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1985	Debt/Income ratio:	13%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	32	Length of status:	12y 4m
Amount delinquent:	$19,462	Revolving credit balance:	$0	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	21	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	docque56	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	660-679 (Aug-2009) 640-659 (Nov-2006) 620-639 (Sep-2006) 520-539 (Aug-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Going Green to Improve Planet
Purpose of loan:
This loan will be used to?upgrade my house to meet all require practical and electrical purposes?

My financial situation:
I am a good candidate for this loan because?I fullfilled my obligation with prosper on a previous loan successfully.?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440573
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	10 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	37	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$27,983	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	plentiful-truth2	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funding for Increased Growth
Purpose of loan:
This loan will be used?to grow a successful?licensed & insured security guard agency.? We are expanding our services to include professional-grade?training for?security personnel both inside and outside of our company.? There is a great lacking in professional training in the security industry in the state of Michigan due to lack of training regulation.??We will capture this market by providing?professional security training (classroom and hands-on) to those who wish to?start or advance their?security?career.? We will also offer personal protection and defense, Michigan Concealed Pistol Licensing Training, and CPR/AED training for?all who are intersted.? During a study of potential market, we have received requests for course information via telephone, website responses, and walk-ins.??

Funds will be used to?hire an additional person to facilitate this new venture as well as send training staff to?course instructor training to certify them to teach?accredited courses.?

My financial situation:
I am a good candidate for this loan because of constant company growth and our steady increase in revenue.? Our Faith-Based company strives follow according to our motto of "Integrity and Excellence", even in the arena of finances.

Monthly net income: $ 3,200????

Monthly expenses: $
??Housing: $?1800
??Insurance: $ 50
??Car expenses: $ 300
??Utilities: $ 75
??Phone, cable, internet: $ 75
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 350
??Other expenses: $ 125
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440577
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 31.36%	Starting monthly payment:	$41.04

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1993	Debt/Income ratio:	>1000%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	55	Homeownership:	No
Inquiries last 6m:	1
Screen name:	lovely-silver	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying a washer and dryer
Purpose of loan:
This loan will be used to?
by a new washer the motor went out.
My financial situation:
I am a good candidate for this loan because?
i am going to get 1200.00 dollars back on my income tax return i am getting a 9k bonus in march i just need some money to get by until then.
Monthly net income: $
3800.00
Monthly expenses: $
??Housing: $?450??Insurance: $ 100
??Car expenses: $700
??Utilities: $ 150
??Phone, cable, internet: $ 90
??Food, entertainment: $?400
??Clothing, household expenses $ 150
??Credit cards and other loans: $55.00??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440583
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.20%	Starting borrower rate/APR:	12.20% / 14.33%	Starting monthly payment:	$599.58

Auction yield range:	11.20% - 11.20%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1995	Debt/Income ratio:	31%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$17,259	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	0
Screen name:	tranquil-loyalty	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Minivan needed. =)
Purpose of loan:
This loan will be used to? Purchase a Minvan for my new family
My financial situation:
I am a good candidate for this loan because?? I am trustworthy and have never missed payment on a bill in over? years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440589
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.50%	Starting borrower rate/APR:	10.50% / 14.07%	Starting monthly payment:	$32.50

Auction yield range:	4.20% - 9.50%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1990	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	9 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$7,999	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	speedy-bonus	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off A High Credit Card
Purpose of loan:
This loan will be used to pay off a extremely high interest rate credit cards.

My financial situation:
I am a good candidate for this loan because? I work both full time and part time.? I am very dependable and just got myself into a bind when I was laid off.? Now I just need a little help to get back on my feet and get some breathing room.

Monthly net income: $ 1400

Monthly expenses: $1411
??Housing: $600
? Credit Cards $413
??Insurance: $68
??Car expenses: $200
??Utilities: $0
??Phone, cable, internet: $130
??Food, entertainment: $120
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440591
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1990	Debt/Income ratio:	38%
Credit score:	620-639 (Jan-2010)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$2,746	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	angels2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	49 ( 88% )	620-639 (Latest)
Principal borrowed:	$8,650.00	< mo. late:	7 ( 13% )	560-579 (Apr-2008) 560-579 (Feb-2008) 540-559 (Dec-2007) 600-619 (Nov-2007)
Principal balance:	$942.53	1+ mo. late:	0 ( 0% )
Total payments billed:	56
Description
Payoff College Tuition
Purpose of loan:
This loan will be used to??? To pay off my college tuition for 2009

I would like to start by saying thank you to all prosper lenders for taking the time to reading my story and helping me with my previous loans.? I am seeking help from prosper again to help me payoff my tuition for 2009 before it?s submitted to a collection agency.? I?m pursing my Bachelor?s degree in Organizational Leadership and not eligible for financial aid until spring of 2010.? To cut costs, my employer has put a hold on the tuition reimbursement program in?which?I had to?max out my credit cards to pay down on my school expenses.Until the remaining balance of $7500.00 is completely paid in full, I cannot continue taking classes.

My biggest wish is to pay off my?tuition and continue my education so I?could improve?my chances in moving up in?a more stable?company and make a better life for my family.? One thing that my kids taught me, is "your never to old to pursue your dream".? Please help me make that dream come true.?

I hope you can help again!

My financial situation:
I am a good candidate for this loan because? I work full time?and been with the same company for the last 2 years.??

Monthly Income: $5000

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 400
??Car expenses: $ 380.59
??Utilities: $?200
??Phone, cable, internet: $ 240
??Food, entertainment: $ 100
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 400 monthly
??College Tution $7500 Total

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440597
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$215.67

Auction yield range:	11.20% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-2004	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	3 / 2	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	3	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,770	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	truth-attraction6	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used to pay for my college education

My financial situation:
I am a good candidate for this loan because I am a reliable, responsible person with a good credit score
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440601
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	5.15%	Starting borrower rate/APR:	6.15% / 6.49%	Starting monthly payment:	$30.49

Auction yield range:	3.20% - 5.15%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	4.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Oct-1985	Debt/Income ratio:	1%
Credit score:	860-879 (Jan-2010)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	16y 7m
Amount delinquent:	$0	Revolving credit balance:	$4,446	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	trumpeter5	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help pay for daughters braces.
Purpose of loan:
This loan will be used to pay for the remaining cost of?my daughters braces.? My daughter has had her braces on for over a year and I need $1,000 to pay for the remaining portion of the total cost.

My financial situation:
I am a good candidate for this loan because I have a good credit rating and over 15 years?of employment with the Federal Government that provides a yearly income of over $100,000.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440603
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$111.49

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1996	Debt/Income ratio:	10%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$863	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	12
Screen name:	reward-matrix7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help an ill Family Member
Purpose of loan:
This loan will be used to help an ill family member?

My financial situation:
I am a good candidate for this loan because I am employed and have a good credit score?

Monthly net income: $ 3,309.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440607
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1994	Debt/Income ratio:	4%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$5,890	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	Investor1968	Borrower's state:	Alaska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	20 ( 100% )	680-699 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	720-739 (Nov-2009) 680-699 (Jul-2009) 600-619 (May-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
debt consolidation
Purpose of loan:
This loan will be used to?
Pay off credit account
My financial situation:
I am a good candidate for this loan because?
I have had a previous loan with prosper paid off early without any lates.
My credit score is over 700 andIi value it greatly.
My debt to income ratio is under 20 percent.
Monthly net income: $
75000
Monthly expenses: $
??Housing: $ 150
??Insurance: $
??Car expenses: $
??Utilities: $ 300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 600
??Clothing, household expenses $
??Credit cards and other loans: $?641
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440613
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-2004	Debt/Income ratio:	5%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	17	Length of status:	5y 0m
Amount delinquent:	$296	Revolving credit balance:	$16,374	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	money-saga	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?
pay off credit cards
My financial situation:
I am a good candidate for this loan because? even though my credit score is not the best all my bills are paid on time and have been for several years.

Monthly net income: $ 7500
Monthly expenses: $
??Housing: $ 2000
??Insurance: $ 160
??Car expenses: $ 0
Utilities: $ 200
??Phone, cable, internet: $99
??Food, entertainment: $ 500
??Clothing, household expenses $ 500
??Credit cards and other loans: $600
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440617
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$88.26

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-2001	Debt/Income ratio:	52%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$12,452	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	statist	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Card
Purpose of loan:
This loan will be used to pay off a credit card at 13% variable interest

My financial situation: I recently graduated with a masters in computer science and work full time as a statistician in credit risk management for a regional bank. I currently live with my parents, so my only bills are student loans and a credit card.

I am a good candidate for this loan because I have responsibly had a credit card since I was 16 (I am now 24).

The details list my current revolving balance at around $12,000, that includes a card of my parents' that I am an authorized user on. My true revolving balance is $8541. This is the $2800 I am requesting here plus $5741 that is locked in at a lifetime promotional rate of 5% so I am not seeking to refinance it.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440619
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-2004	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	7	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$70	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	3
Screen name:	youthful-revenue8	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Monetize & Profit from fan base
Purpose of loan:
I am a swimsuit, lingerie, commercial and nude model.Normally models build websites to display their work and attempt to earn money through subscription sales through their sites and other products.The majority of models have to partner with a photographer who builds their site and maintains it but they have to split profits from the site 50-50.I?m wanting full control over my site.The purpose of the loan is to have website built that I completely own and control.All of my work will be displayed at the central location and a paid member area will be built for all implied and nude work.Approximately 3K of the 12K current followers who view my work has expressed interest in wanting to pay to see my nude work.The site membership will be approximately $8.00/month.It?ll also include product merchandise such as posters, calendars and clothing.The operation of this site will amount to just under $1500.00/month due to the fact that most modeling jobs I receive travel expenses reimbursed so to create content for my site is very cheap.I believe I?m a good candidate because I have no delinquencies, moved home to reduce all major expenses and all I do is work.I?ll pay this loan back ahead of schedule.
My financial situation:
I believe I?m a good candidate because I have no delinquencies, moved home to reduce all major expenses and all I do is work.? I?ll pay this loan back ahead of schedule.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440621
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-2006	Debt/Income ratio:	18%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,092	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	brightest-dime-launcher	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF CREDIT CARDS
Purpose of loan:
This loan will be used to?
pay for my existing credit cards debt
My financial situation:
I am a good candidate for this loan because?I have? 2 jobs at present?

Monthly net income: $ 4600

Monthly expenses: $
??Housing: $ 445
??Insurance: $ 180
??Car expenses: $ 400
??Utilities: $?80
??Phone, cable, internet: $ 20
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 350
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440623
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.58%	Starting borrower rate/APR:	26.58% / 28.91%	Starting monthly payment:	$609.00

Auction yield range:	8.20% - 25.58%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-2001	Debt/Income ratio:	7%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$99,419	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	wealth-edifice	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
loan to improve my primary home NJ
Purpose of loan:
This loan will be used to renovate my primary home at NJ. I have run out of my credit line and cash on current renovation project, I need $15000 to finish the project.

My financial situation:
I am a good candidate for this loan because I have stable income and good credit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440627
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$212.26

Auction yield range:	17.20% - 29.00%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	43	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$105	Occupation:	Retail Management
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	15%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Homeownership:	No
Inquiries last 6m:	2
Screen name:	diverse-diversification	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory Cash flow
Purpose of loan:
This loan will be used to help support our business for inventory usage.? I own a Verizon Cell phone store and need to extend my credit for inventory.

My financial situation:
I am a good candidate for this loan because my business is growing and my commission has increased from 6,000 a month to 11,000 since I purchased the business in July 2008.

Monthly net income: $ 6,000

Monthly expenses: $
??Housing: $? 1400.00
??Insurance: $ 100.00
??Car expenses: $
??Utilities: $ 250.00
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $? 400.00
??Other expenses: $ inventory varies between 5,000-7,000 per month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440629
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,600.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$162.85

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1991	Debt/Income ratio:	13%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	39	Length of status:	9y 4m
Amount delinquent:	$6,699	Revolving credit balance:	$0	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	27	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	mikeges	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
replacing electrical
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 3700

Monthly expenses: $
??Housing: $ 652
??Insurance: $ 88
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 652
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440633
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 9.84%	Starting monthly payment:	$800.82

Auction yield range:	3.20% - 8.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	7.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1986	Debt/Income ratio:	33%
Credit score:	840-859 (Jan-2010)	Current / open credit lines:	21 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	67	Length of status:	9y 1m
Amount delinquent:	$0	Revolving credit balance:	$6,893	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	balance-eagle	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finish Lower Level
Purpose of loan:
This loan will be used to?
Finish my lower lever to include framing, sheetrock, plumbing, electricity, and painting.
My financial situation:? I am a good candidate for this loan because my credit rating is excellent and my debt to income ratio is also very good.? This will add value to my house.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440643
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$101.08

Auction yield range:	6.20% - 12.00%	Estimated loss impact:	5.20%
Lender servicing fee:	1.00%	Estimated return:	6.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-2000	Debt/Income ratio:	7%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,192	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	keen-social3	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding
Purpose of loan:
This? loan will be used to help pay for some of my wedding expenses.

My financial situation:
I am a good candidate for this loan because I?always? pay off any debt I acquire before it is? due. Along with this , I have a steady career in the culinary field working as Chef at the Hotel Barronette.... At my place of employment I get steady hours(40+hours a week)?and have recently recieved a pay increase which will make it easy to pay off my loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440645
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1992	Debt/Income ratio:	31%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	6 / 7	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	33	Length of status:	11y 0m
Amount delinquent:	$12,941	Revolving credit balance:	$12,924	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	15	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	graceful-hope3	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards and bills
Purpose of loan:
This loan will be used to? to payoff one credit card and some cash advances that I've accumulated.

My financial situation:
I am a good candidate for this loan because?my finances are finally stable enough to try for a loan to pay off these little loans like the cash advances and one credit card that's just killing me which I should've never taken but at that moment in time I needed to make ends meet ASAP.

Monthly net income: $ 2100.00

Monthly expenses: $
??Housing: $ 1500.00
??Insurance: $ 300.00
??Car expenses: $ 0
??Utilities: $ 172.
??Phone, cable, internet: $ 150.
??Food, entertainment: $ 0
??Clothing, household expenses $ 140.00
??Credit cards and other loans: $ 250.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440649
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	27.24%	Starting borrower rate/APR:	28.24% / 30.59%	Starting monthly payment:	$124.48

Auction yield range:	14.20% - 27.24%	Estimated loss impact:	15.24%
Lender servicing fee:	1.00%	Estimated return:	12.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-2007	Debt/Income ratio:	20%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,445	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	preeminant-pound	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit card
Purpose of loan:
This loan will be used to tackle my credit card mistake.

My financial situation:
I am a good candidate for this loan because I want to be debt free, therefor I am committed to paying this off ASAP

Monthly net income: $ 1100

Monthly expenses: $
??Housing: $ 315
??Insurance: $ 90
??Car expenses: $ 60
??Utilities: $ 35
??Phone, cable, internet: $ 20
??Food, entertainment: $ 200
??Clothing, household expenses $ 10
??Credit cards and other loans: $ 100
??Other expenses: $
undefinedundefinedundefinedundefined
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440655
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,550.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.46%	Starting borrower rate/APR:	15.46% / 17.80%	Starting monthly payment:	$54.08

Auction yield range:	6.20% - 14.46%	Estimated loss impact:	5.25%
Lender servicing fee:	1.00%	Estimated return:	9.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1995	Debt/Income ratio:	15%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	6 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	16	Length of status:	3y 0m
Amount delinquent:	$13,749	Revolving credit balance:	$9,159	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	18	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	brightest-alluring-commitment	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
personal use
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440661
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-2000	Debt/Income ratio:	64%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$21,175	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	well-mannered-leverage2	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Bath
Purpose of loan:
This loan will be used to? help use fix up an old bathroom. New pipes and wall are a must. Our drainage system keeps backing up and the surround is falling in. Our bathroom needs help!!

My financial situation:
I am a good candidate for this loan because? because I am very responsible and financially stable. Myself and husband will ensure that the loan is paid off within one year.

Monthly net income: $ 4000.00

Monthly expenses: $
??Housing: $ 633
??Insurance: $ 230?
??Car expenses: $ 336
??Utilities: $ 400
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 200
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440663
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$954.76

Auction yield range:	17.20% - 21.00%	Estimated loss impact:	35.69%
Lender servicing fee:	1.00%	Estimated return:	-14.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1981	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	13 / 7	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	31	Length of status:	10y 7m
Amount delinquent:	$910	Revolving credit balance:	$3,741	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	robust-gold	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help my son who lost his job
Purpose of loan:
This loan will be used to? help my son who was layed off work.? He worked offshore on a oil rig making very good income. He is now behind on bills and just had a baby girl on December 22, 2009.

My financial situation:
I am a good candidate for this loan because?I have the finacial ability to repay this loan and my son will also be repaying me monthly when we get him back on top of everything. I also just retired from 36 years in the United States Air Force. I started the restaurant I own 10 years ago as a side job for a second income. I retired 2 weeks ago from the Air Force and will be running the restaurant full time now. I know I have some past due payments I just found out about from my son. This is from a car I bought for him in my name?to get him a better interest rate and gave him the payment book to make the payments. This is one of his bills he is behind on and he was scared to tell me because he new he hurt my credit. It is aslo keeping me from getting a loan at a conventional bank.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440667
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$82.08

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1995	Debt/Income ratio:	42%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	30	Length of status:	6y 9m
Amount delinquent:	$936	Revolving credit balance:	$6,009	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$1-$24,999
Delinquencies in last 7y:	39	Homeownership:	No
Inquiries last 6m:	0
Screen name:	snipehuntingforhire	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	660-679 (Latest)
Principal borrowed:	$1,200.00	< mo. late:	0 ( 0% )	640-659 (Feb-2008)
Principal balance:	$559.68	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
fixing the truck
Purpose of loan:
This loan will be used to? Fix up the 04 ford ranger that I purchased with my last prosper loan, a trade in, and a loan from a local bank.? The truck needs a new coolant system, it runs, but I would like to fix it right to keep it road worthy.? I just paid for new tires [cash].? It would also like a tune up from "santa" too.? I have an excellent real mechanic with a real shop and this is his low estimate to replace the head gasket, radiator systems, etc.? The price from him is way lower than anyone elses quote.? I purchase the parts from my friend who wholesales parts [thus the low loan amount needed] so all around I have it made. partial of the new loan will go to pay off prosper number one loan!

My financial situation:
I am a good candidate for this loan because? I do have a black mark [bankrupt]on my credit report, no excuses, but I came home from Iraq from a tour with the Army military Police and came home to my employeer of two years not hiring me back, they claim "they forgot". I was unemployable for over 6 months with Doctor bills, a rash from the desert lice, and to top it off,? no job... I was backed to the wall.??Years later, I am now with a Veterans disability rating, an honorable discharge, and working full time and my trash route job in the evening, I am paying all my bills on time!?? I? paid off my former?truck with over 24% interest, from a high risk lending company, but I paid 100% on time, three months ahead and paid it off very early. That company is no longer in the loan business. All of my current accounts are in good standing.? My student loan is paid for months before the?payment is due, my target card is a?500 balance, my visa is a 2000 balance, my mastercard is a 2000 balance, the accnt in defaut is not correct, it was a motorcycle I no longer own and its in question as to why its listed on the credit report to begin with, that motorcycle was stolen and then sold to me in a huge legal debockle!? I also work a seasonal job as a mascot, that starts every april and lasts about?6months.? Thank you for helping me.

Monthly net income: $ I bring home $350 per week after taxes/benefits from the grocery store, and a yearly bonus of $1200,?and $600]per month?after expenses on the trash job, and my season job is bringing in about 2000 per year after taxes.

Monthly expenses: $
??Housing: $ 400.
??Insurance: $100.
??Car expenses: $ 150.
??Utilities: $?200.
??Phone, cable, internet: $ included in utilities
??Food, entertainment: $ 100.
??Clothing, household expenses $ 100.
??Credit cards and other loans: $ 400.
??Other expenses: $ 0.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440671
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$319.86

Auction yield range:	4.20% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1975	Debt/Income ratio:	18%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	24y 4m
Amount delinquent:	$0	Revolving credit balance:	$43,615	Occupation:	Pharmacist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	joyful-ore	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to pay off credit cards with high-interest?

My financial situation:
I am a good candidate for this loan because i intend to pay debt in a timely manner?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440673
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	3 / 4	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	28	Length of status:	1y 5m
Amount delinquent:	$2,361	Revolving credit balance:	$2,303	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	active-capital6	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Seasonal Bridge Loan
Purpose of loan:
This loan will be used as a bridge loan between contracted jobs to cover operational expenses.? We do non-traditional out-of-home advertising nationally for contract clients and locally in the Winter Haven & Lakeland Florida areas for ourselves.? The largest part of our business is nationwide leasing and installation of non-traditional out of home media for our biggest client AllOver Media.

My financial situation:
I am a good candidate for this loan because we have averaged $9,000/month net income from our contract work over the last 18 months and expect this to continue throughout 2010.? In addition, we have a $25,000 contract in January and February with AllOver Media for leasing and installation of an ad campaign throught the state of Florida.

Monthly net income: $

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 300
??Car expenses: $ 200
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $ 600
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440675
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.50%	Starting borrower rate/APR:	34.50% / 36.95%	Starting monthly payment:	$112.38

Auction yield range:	11.20% - 33.50%	Estimated loss impact:	10.85%
Lender servicing fee:	1.00%	Estimated return:	22.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1994	Debt/Income ratio:	11%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	12	Length of status:	2y 3m
Amount delinquent:	$497	Revolving credit balance:	$2,017	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	3
Screen name:	sdagent	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate High Interest Cards
Purpose of loan:
This loan will be used to consolidate my current debt.? I'd like to bring all this in under one loan, and just make one payment instead of paying various? companies. My credit cards are very close to my limit which is causing my credit score to be lower. I will be applying to my local police department and would like to raise my credit score. By lowering my balances, and consolidating my debt it will help me raise my credit score. So far I have been working on establishing my credit. I went from being at a 408 score a year ago to what it is now.

Orchard Bank @ 20%Credit One Bank @25%Capital One Bank @ 20%Household Bank @ 20%Fingerhut @ 17%Payoff Delinquent Account $497.00
My financial situation:
I am a good candidate for this loan because I' am currently employed full time in security. I work a minimum of 80 hours biweekly with various over time available. I have been employed with the same company for the past two years and two months. Previously I worked for another security company for approximately one year. I currently will be attending my local community college this spring and will be majoring in Criminal Justice. I'm on a mission to bring my credit score up as high as I can. I have been working on establishing my credit for a year now. I know this loan will help me at accomplishing this goal.

Monthly net income: $
My Monthly net income is approximately $900.00 bi weekly, and $1800.00 a month. I earn $11.48 an hour. Not including over time (when available)? I earn $17.22 each overtime time hour with roughly 10-20 overtime hours a month (when available).

Monthly expenses: $
??Housing: $ 350
??Insurance: $ 30
??Car expenses: $ 150
??Utilities: $ 0
??Phone, cable, internet: $ 50
??Food, entertainment: $ 200
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 200
??Other expenses: $ 350 (childcare)

Thank You for looking at my listing. Happy New Year
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440681
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1996	Debt/Income ratio:	30%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	8 / 7	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$6,469	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	aaronrulz	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit card payoff/ moving apt
Purpose of loan:
This loan will be used to help me consolidate my debt and help me move into an apartment as I am sleeping on a friends couch right now.?? the money will help for first month rent and security plus some furniture

My financial situation:
I am a good candidate for this loan because I have had loans in the past (CashCall) and have paid them all off.? I"m currently a server at a busy Los Angeles restaurant and will be getting a full time 2nd job soon in my career

Monthly net income: $?? $3500 roughly

Monthly expenses: $
??Housing: $
??Insurance: $? 130/month
??Car expenses: $? 350/month
??Utilities: $
??Phone, cable, internet: $ 100/month
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440689
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$1,034.09

Auction yield range:	17.20% - 27.00%	Estimated loss impact:	19.57%
Lender servicing fee:	1.00%	Estimated return:	7.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-2003	Debt/Income ratio:	35%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	6y 10m
Amount delinquent:	$0	Revolving credit balance:	$5,711	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	visionary-note6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
expanding laptop business
Purpose of loan:
This loan will be used to? supply laptops to retailers in Ghana
My financial situation:
I am a good candidate for this loan because? the return is guaranteed and I do have the ability to repay the loan amount.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440693
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,100.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	3.20%	Starting borrower rate/APR:	4.20% / 4.53%	Starting monthly payment:	$91.80

Auction yield range:	3.20% - 3.20%	Estimated loss impact:	1.49%
Lender servicing fee:	1.00%	Estimated return:	1.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2000	Debt/Income ratio:	Not calculated
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	26	Length of status:	6y 1m
Amount delinquent:	$0	Revolving credit balance:	$200	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	fathersjoyministries	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Extremely Low Rate
Purpose of the loan: I am trying to consolidate my car loan and one credit card into a lower interest rate.? I can make things work without this loan, I am just looking to get rid of the credit card.? I?m very conservative, so I don't borrow money very much. I have never defaulted or made a late payment in my life.? It will certainly not be a problem to pay back this loan.? The only debt I have currently is my mortgage with a balance of $43,621.81 at $442.66 per month, an installment loan with a balance of $2,323.95 for $130.33 per month, a credit card with a balance of $1,330.00 at $27 per month, and a Prosper loan for $870.31 at $35.46 per month.? (This is actually my husband?s loan.? See his last listing http://www.prosper.com/invest/listing.aspx?listingID=428721 ) ? I have quite a few credit lines in my credit report, because I had lots of credit cards and lots of fun closing them to get a new one with a zero percent interest rate.? In retrospect that was probably a mistake.? I?ve learned that credit cards can get you in trouble.? That is why I am so eager to get rid of the one that I do have.

Financial situation:? My income is $0.00. My husband has a steady job but I can't mention his income. The company he work for has been around for 56 years. ?The original founder is still the president. ?I don't forsee the company being closed. ?I think they know how to run the place really well.? He has been working there since August 5, 2002 and doesn?t plan to leave.? We are not in the military but we do live in a military town outside of Camp Lejeune. ?We are kindly immune when other areas experience economic downturns.? North Carolina has recently experienced several base closings and Camp Lejeune was never considered.? Camp Lejeune has already absorbed 20,000+ troops from the government?s consolidation efforts and there are many more troops to come.Since we have very little debt, our only firm financial commitments are a mortgage, utilities, gasoline, the three debts I mentioned, and food. ?This leaves us with a few extra dollars.

My monthly net income: $0.00
Monthly expenses: $1,512.28
Housing: $442.66
Insurance: $100.00
Gas: $80.00
Utilities: $180.00
Phone, cable, internet: $120.00
Credit cards and other loans besides this one: $195.79
New loan:? $93.83
Food & Entertainment: ?$300.00??
Over spent: - $1,512.28

My husband?s income cannot be?listed in my calculation.? I guess that means I spend $1,512.28 per month more than I make.? (Read between the lines.)

Details of the loan: I would like to borrow $3,100.00 @ 6% to be paid over 36 months. ?The payments would be $93.83 a month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440695
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,400.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.77%	Starting monthly payment:	$52.80

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1986	Debt/Income ratio:	54%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	14 / 13	Employment status:	Retired
Now delinquent:	0	Total credit lines:	38	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$11,751	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%
Delinquencies in last 7y:	18	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Cherio	Borrower's state:	Minnesota	Borrower's group:	PLEDGE - Open Membership!!!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	41 ( 82% )	660-679 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	9 ( 18% )	640-659 (Dec-2009) 660-679 (Jan-2008) 600-619 (Nov-2007) 640-659 (May-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	50
Description
Our FINAL construction project :)
Purpose of loan:
This loan will be used to? help us finish our last project in our new house...flooring in our family room..

My financial situation:
I am a good candidate for this loan because?I have a steady monthly income.?I have been paying all of my bills in a timely manner since I was divorced in 2006.? My credit report does show some OLD delinquencies.? I would like to explain why.? About 6 years ago, we had a family emergency in which we had to renegotiate a lower mortgage amount with our mortgage company.? We agreed on that amount.? We paid that bill according to the agreement , however the company listed it on our credit reports as being late since it was a lower amount.? However, we continued to pay according to the negotiated schedule until we sold the house. These delinquency listings?will come off of my credit report soon since it happened so long ago in my first marriage.

With my new marriage, we make?a combined income of?$155, 000 a year.? We do not have any late bills...We have paid for most of our new house with cash...We are on our last house project and we just need a little more cash to finish the last project :)? Please help us!?? Thanks for considering our loan.

Monthly net income: $ 3,500.

Monthly expenses: $ My?new husband pays for?most of our monthly living expenses with his income. I pay for my medical bills, college loans and a?couple of my credit cards.
??Housing: $
??Insurance: $
??Car expenses: $ 300.
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 400.
??Other expenses: $ 100.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440697
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,973.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	5.15%	Starting borrower rate/APR:	6.15% / 6.49%	Starting monthly payment:	$121.14

Auction yield range:	3.20% - 5.15%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	4.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Oct-1999	Debt/Income ratio:	15%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	9y 11m
Amount delinquent:	$0	Revolving credit balance:	$9,621	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	vivid-compassion	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay It Off
Purpose of loan:
Pay off my credit card.

My financial situation:
I am a good candidate for this loan because if you look at my credit score and employment history you will know that this loan will be paid.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440699
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$215.67

Auction yield range:	11.20% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-2000	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$12,766	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bank-examiner	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Short term balance payoff
Purpose of loan: The purpose of this loan will be to pay off the revolving balance on an American Express credit card. My APR has significantly increased? during the past 2 quarters for no apparent reason. My current APR is 15.06%

My financial situation: My credit history is adequate with no late payments or delinquencies. I have a stable job working as a bank examiner for the U.S. Department of Treasury and have been employed for approximately 1.5 years.
Monthly income:
$2800 net of 401k, health benefits, and tax withholding.

Monthly expenses:
$150 cell phone bill
$100 payment to help pay down mother?s credit card balance
$400 life insurance premium
$1000 for my business school savings fund

Excess cash flow is $1150. I live with my parents and have no housing related expenses.In addition, the government reimburses expenses incurred while traveling (take home has been approx $1200/mo). Additional sources of liquidity include funds from a brokerage account, CDs and deposits, and Prosper notes.I am also expecting a tax return arising from investment losses and charitable donations.It should be noted I do not expect to carry this loan until maturity. Anticipated payoff date is end of Q1 in 2010.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440701
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$319.86

Auction yield range:	4.20% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1990	Debt/Income ratio:	4%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	8y 9m
Amount delinquent:	$0	Revolving credit balance:	$31,422	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	CobaltStargazer	Borrower's state:	SouthDakota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expansion for Successful Ad Agency
Purpose of loan:
This loan will be used to pad our current cash flow and alleviate difficulty we've experienced with American Express. We're a successful Google ad agency with many stateside and international clients. All of our Google Adwords advertising accounts are funded with credit cards per Google's requirements, and we've always funded ours with our Amex cards. You may have heard, however, that since the financial crisis, Amex has been reducing credit lines willy-nilly, even on cardholders without any problematic payment histories. We're one of them. Despite having never missed a payment, Amex cut our credit limits to $20,000. That's hamstrung our abilities to keep ads running for ourselves and our clients, since our ad costs run upward of $60,000 per month. The cash for this loan will help us pay down the Amex cards early so that we may continue advertising uninterrupted until the cycles of our clients' payments to our agency catch up with Amex's newly accelerated billing cycles.

My financial situation:
I am a good candidate for this loan because our company is healthy and well-established. We are almost nine years old, and our revenues have been in excess of $1 million ever since 2006. I personally take a salary of $300,000 every year and have plenty of cash personally to fund this if the Prosper community chooses not to; I just thought I'd give it a try with Prosper since I have been a Prosper lender myself multiple times and thought it would be interesting to try out the other side of the fence. I've never defaulted a loan of any kind in my life and would certainly put up my own personal capital to repay it in the extremely unlikely event that a meteorite hit the business and therefore could somehow not repay it.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440705
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,200.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.99%	Starting borrower rate/APR:	20.99% / 23.24%	Starting monthly payment:	$271.22

Auction yield range:	11.20% - 19.99%	Estimated loss impact:	10.48%
Lender servicing fee:	1.00%	Estimated return:	9.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1989	Debt/Income ratio:	20%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$60,372	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	ecstatic-hope	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit card
Purpose of loan:
This loan will be used to? pay off a credit card balance with a high interest rate.

My financial situation:
I am a good candidate for this loan because? I have been on time with all my creditors, including two mortgages, for over 5 years.? I have been employed by the same firm for 6 years and we are in a growth mode -- not directly affected by the current economic climate.

Monthly net income: $ 6500

Monthly expenses: $
??Housing: $ 2200
??Insurance: $ 675
??Car expenses: $ 160
??Utilities: $ 150
??Phone, cable, internet: $ 116
??Food, entertainment: $ 600
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 910
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440717
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,250.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$133.97

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1975	Debt/Income ratio:	27%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	17 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	14y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,979	Occupation:	Principal
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	tower8	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchasing New HVAC System
Purpose of loan:
This loan will be used to upgrade the HVAC systems for my rental properties.

My financial situation:
I am a good candidate for this loan because I've never been late on my monthly payments.??My credit scores are in the upper 700s.? I?have been employed in our local school system for almost 15?years -- My income is certainly stable.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440723
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$318.39

Auction yield range:	17.20% - 29.00%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1985	Debt/Income ratio:	36%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	8y 3m
Amount delinquent:	$563	Revolving credit balance:	$7,616	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	kindness-vault	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
just need someone to save me
IPurpose of loan:
This loan will be used to? pay off credit cards

My financial situation:
I am a good candidate for this loan because i take total responsibility for any loan I have. I realize my payments have been late , I do make them. I have never and will never bail on a lender .?My? job is very secure.?I am married and my husband does help with the mortage,utilities etc. but i want to take care of this credit card mess that Ive created.

Monthly net income: $ 2800.

Monthly expenses: $
??Housing: $ 1360.
??Insurance: $ 500
??Car expenses: $ 250
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 500
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440725
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-2002	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	4 / 4	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	2y 8m
Amount delinquent:	$9,746	Revolving credit balance:	$649	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	thrifty-hope	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Nursing Student graduates in May
Purpose of loan:
This loan will be used to?help pay monthly bills (gas, food) and buy books and supplies for last semester

My financial situation: I am about to graduate nursing school (RN) in May, and will be in a way better financial situation.
I am a good candidate for this loan because?I am very responsible and have the potential to make good money if I can just get through these next couple of months of school/

Monthly net income: $ 2000.

Monthly expenses: $ 1300.
??Housing: $700.
??Insurance: $100.
??Car expenses: $560.
??Utilities: $0.
??Phone, cable, internet: $0.
??Food, entertainment: $0.
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $0.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440727
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 8.84%	Starting monthly payment:	$252.54

Auction yield range:	3.20% - 7.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1972	Debt/Income ratio:	35%
Credit score:	860-879 (Jan-2010)	Current / open credit lines:	20 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$8,052	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	orange-open-durability	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Giants PSL
Purpose of loan:
This loan will be used to? The loan is to be used to purchase the balance owed on a New York Giants personal seat license (PSL). More than half of the cost of this has been paid but the remainder will be due in the near future,? The Giants are charging a personal seat license fee for seats at the new stadium that will be available for the 2010 season.

My financial situation:
I am a good candidate for this loan because? I have never missed a payment (home mortgage, auto loan, credit cards, whatever). I currently have a mortgage, auto lease, and credit cards balances which I am paying and current. This remaining balance is a bit high to pay at once so I need a mechanism to spread the payments out which this loan would provide.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440733
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-2007	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	4 / 3	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	8	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$334	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	peso-oasis	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"Getting through College"
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440735
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	9	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$2,686	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	24	Homeownership:	No
Inquiries last 6m:	1
Screen name:	pipeline1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase Equipment
Purpose of Loan:
Purchase portable generator, air compressor, lawn mower, blower, air gun, circular saw and other small items needed for a home preservation business.

My financial situation:
I am a good candidate for this loan because the unfortunate tens of thousands of foreclosures in Texas right now have created a great opportunity for home preservation businesses - trashing out, pool cleaning, boarding up, lawn care, painting and so forth. Each job estimate range from $1750 to $7000+ depending on the condition of the property and extent of damage by previous owner. If I average two jobs a week at even the low invoice bid of $1750, paying back this loan will not be a problem at all.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440737
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,700.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	5.15%	Starting borrower rate/APR:	6.15% / 6.49%	Starting monthly payment:	$51.83

Auction yield range:	3.20% - 5.15%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	4.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	May-1996	Debt/Income ratio:	25%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$13,895	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	relentless-truth	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high % rate on overdraft
Purpose of loan:
Pay off the overdraft credit on my checking account which has an 18% APR

My financial situation:
Is good, I have a steady job, a good credit rating (731) and have never missed a loan or credit payment in ten years... OK, I missed one, I was on vacation and the nice folks at the credit card took it off my record.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440747
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$549.84

Auction yield range:	17.20% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1985	Debt/Income ratio:	16%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	4 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	9y 5m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	momentous-loot8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
IVF loan
Purpose of loan:
This loan will be used to? I am 2/3 of the way through the invitro & surrogacy process and have been informed of additional amounts that may be needed to complete the process of having children.??

My financial situation:
I am a good candidate for this loan because? I am debt free except for a small ballance on a Wells Fargo card, my car payment & my home?

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 2200
??Insurance: $ 80
??Car expenses: $ 430
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440751
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$318.39

Auction yield range:	17.20% - 29.00%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1993	Debt/Income ratio:	38%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	17	Length of status:	2y 8m
Amount delinquent:	$68	Revolving credit balance:	$6,695	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	15	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	kycatslover	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards n loans
Purpose of loan:
This loan will be used to? I am currently going thru a divorce was left with some unpaid bills n want to pay them off and have 1 payment instead of numerous????

My financial situation:
I am a good candidate for this loan because? I am a long time resident with long time status at my bank.. steady work n dependable????????

Monthly net income: $ 1900.00

Monthly expenses: $
??Housing: $ 900.00
??Insurance: $ 85.00????
??Car expenses: $ 100.00
??Utilities: $
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440753
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$435.03

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1999	Debt/Income ratio:	36%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	11y 3m
Amount delinquent:	$0	Revolving credit balance:	$18,640	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	kindness-performer8	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying bills
Purpose of loan:
This loan will be used to consalidate some bills and catch up on some others, Also to be used for some personal obligations. The home I own was refinanced in August 2007. The house appraised at $960,000 at that time. I refinanced $618,000 at that time. The loan was obtained on a "stated income" basis. Attempting to refinance now, I do not have the income required for a refinace. I bought the home with my fiance, but I am the only one on the loan. We have?made all mortgage payments since 2003. I am always on time with all of my monthly bills and feel like I would be a good candidate for this loan.
I would like to thank you for your time and consideration in this matter.

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440765
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$183.28

Auction yield range:	11.20% - 18.00%	Estimated loss impact:	10.42%
Lender servicing fee:	1.00%	Estimated return:	7.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1991	Debt/Income ratio:	15%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$8,759	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	cordial-integrity1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
For 2010, credit card payoff goal!
Purpose of loan:
This loan will be used for debt consolidation.? I have started looking at the interest rate of my 3 credit cards and have realized one is definitely worth paying off totally due to its high interest rate, one is debatable, and one is worth keeping.? I have realized that my credit card debt being too high will impact me buying a home at a later date, so I need to start now consolidating my debt.

My financial situation:
I am a good candidate for this loan because I am well-educated (LSU graduate - finance and MBA) and am working on my career advancement and personal development goals this year. (through taking more classes).? Hopefully, too I will be obtaining a new job in litigation soon, increasing my salary 10-20%.? I am in the final stages of doing the background checks.

Monthly net income: $ 4,700, with new job expect to be $5,500 to $6,000 plus

Monthly expenses: $
??Housing: $ 820
??Insurance: $ 75
??Car expenses: $ car is paid off
??Utilities: $ 125
??Phone, cable, internet: $ 80
??Food, entertainment: $ 150
??Clothing, household expenses $ minimal
??Credit cards and other loans: $ 700 (includes credit card that wants to pay off)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440767
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$188.58

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1990	Debt/Income ratio:	41%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$68,009	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	the-justice-berserker	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation my debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because I never late for any payment

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440769
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.56%	Starting borrower rate/APR:	25.56% / 27.87%	Starting monthly payment:	$200.28

Auction yield range:	11.20% - 24.56%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1990	Debt/Income ratio:	21%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	8y 4m
Amount delinquent:	$0	Revolving credit balance:	$17,665	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	cash-ringleader3	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest card
Purpose of loan:
This loan will be used to pay off some high interest credit debt.

My financial situation:
I am a good candidate for this loan because I have always paid my bills.

Monthly net income: $ 6750

Monthly expenses: $
??Housing: $ 1719
??Insurance: $ 140
??Car expenses: $ 335
??Utilities: $ 250
??Phone, cable, internet: $ 110
??Food, entertainment: $ 450
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440771
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$457.24

Auction yield range:	8.20% - 24.00%	Estimated loss impact:	9.07%
Lender servicing fee:	1.00%	Estimated return:	14.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1995	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	8y 0m
Amount delinquent:	$0	Revolving credit balance:	$14,001	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	vibrant-credit	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off one credit card
Pay Down One Remaining Credit Card Debt That I Have!
This loan will be used to pay down my one remaining credit card, which recently, outrageously increased my rate for no apparent reason.

My financial situation: Good. I'm married; I have two kids and another on the way. This picture is of me and my eldest daughter.
I am a good candidate for this loan because I have never ever defaulted on any of my loans / credit card obligations. Furthermore, I've always paid my fixed loans on time, every time. Finally, I have a stable job that I have had since 2003 with very good prospects for continued future employment! Helping me pay down this credit card would be great! Thanks in advance! :-)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440775
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$110.32

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1993	Debt/Income ratio:	18%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	19	Length of status:	11y 8m
Amount delinquent:	$0	Revolving credit balance:	$1,645	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Red4Golf	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 92% )	740-759 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	1 ( 8% )	740-759 (Nov-2009) 700-719 (Aug-2009) 640-659 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Paying off debt
Purpose of loan:
This loan will be used to?
Pay off final revolving debt leaving only 1 loan remaining before becomming totally debt free.
My financial situation:
I am a good candidate for this loan because?
I have a decent cash reserve from my recent deployment to Iraq. I have the knowledge and experiance managing people and millions of dollars worth of equipment and the drive to do what it takes to stay in the black.

Monthly net income: $
$5000.00

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 100
??Utilities: $ 75?
??Phone, cable, internet: $ 75
??Food, entertainment: $ 200
??Clothing, household expenses $ 100?
??Credit cards and other loans: $ 100

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440777
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-2006	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	13 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	15	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,856	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	26%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	receptive-reward8	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
This loan will be used to?pay off all credit cards?and close acct on 3 of them?with high monthly fees that were used to rebuild credit after bankruptcy almost 4 years ago.
My financial situation:
I am a good candidate for this loan because?I pay all my bills and am little by little raising my fico score. I am a truck driver and own my own truck and lease? to schneider national to pull their trailer and frt.??

Monthly net income: $ 4000.00 after all business expenses

Monthly expenses: $
??Housing: $ 500????
??Insurance: $ 200
??Car expenses: $ 660.00
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 800.00 to be paid off with this loan
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440779
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1994	Debt/Income ratio:	100%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$6,151	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wendi	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	31 ( 100% )	640-659 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	620-639 (Aug-2009) 640-659 (Sep-2008) 600-619 (May-2008) 640-659 (Jan-2008)
Principal balance:	$1,051.81	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
Proven Money Maker for you!
I would like to start out for thanking everyone who bid on first loan. I am self-employed?hairstylist. I?have my income shown with ALL deductions.?? Which will explain my higher dtir% ?????????????????????????????????????????????????????????????????????
ABOUT ME
Hello, I have been a hard working hairstylist for the last 14 years. My husband works for a cell phone?company. We are both?very responsible people and first time parents.

WHAT I WILL DO WITH THIS LOAN
?We will pay?off or down all of our credit cards?in order to have one monthly payment.? I have went through banks. I do not have big credit cards, all my cards are smaller credit limits, which does not help me with my credit score. Consolidating them will give me a MUCH better chance at paying them off faster! Which is what everyone wants.
I do have a bankruptcy on my credit report. It has been discharged for?almost six?years. I made some bad decisions when I was younger. As you will notice I have been working hard on improving my credit score. We?were able to?buy our first home?four years ago.? I can promise I will be as good at paying this loan on time as I am doing on my first, which is paid off in a few months.OUR BUDGET???????????????????????????????????????????????? TO PAY OFF
Income:?$3000 a month????????????????????????????????? A total of $7000 in credit cards
Husband: $2600 a month?????????????????????????????????????????????????
Prosper loan:$218????????????????????????????????????
House?payment: $1293 ?????????????????????????
Utilities: $400
Cell: $120
Cars: $600 & $520
CC: $340
Food: $200 ?
Ins: $250
Misc: $800??
Doc bills: $75????
Thank you very much for your time. ??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440783
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1983	Debt/Income ratio:	24%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	11y 6m
Amount delinquent:	$0	Revolving credit balance:	$4,140	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	blazing-revenue	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying for college
Purpose of loan:
I recently purchased a new home, July 2009, and have put several thousand dollars into it. ? Since then, I have 2 boys that have decided to attend college and I would like to consolidate my bills to be able to afford the tuition and materials.? I did file bk a few years back due to a business venture in a restaurant.? Bk was the only option, since I signed a personal guarantee, according to the attorneys.? Since then, I have worked very hard to keep my credit going forward and building.? One son started college in the fall and it maxed out my credit card and we do not qualify, due to income, for grants.? My husband will be having back surgery in 2010 and I want to be financially sound when he goes on disability.?

My financial situation:
I am a good candidate for this loan, because I am financially secure in my job at the school district and have developed a sound credit payment record.? With this loan I will be paying off almost $16,000 in bills and will have freed up $925 a month out of my budget.? Along with this savings, I now have the ability to receive a nice tax refund that will assist with paying off $5,000 more in debt.? My goal this year is to have only my mortgage $2267, car payment $507, and student tuition(?), and this loan payment for outside creditors.

Monthly net income: $ 6,200

Monthly expenses: $
??Housing: $ 2267
??Insurance: $ 240
??Car expenses: $ 100
??Utilities: $ 221
??Phone, cable, internet: $ 92
??Food, entertainment: $ 650
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1510
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440785
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	5.15%	Starting borrower rate/APR:	6.15% / 6.49%	Starting monthly payment:	$121.96

Auction yield range:	3.20% - 5.15%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	4.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Apr-1981	Debt/Income ratio:	9%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	15y 9m
Amount delinquent:	$0	Revolving credit balance:	$200,300	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	RainyDay	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dog needs unexpected surgery
Purpose of loan:
This loan will be used to pay for the Tibial Tuberosity Advancement (TTA) surgery my dog "Kona" needs. She blew out her knee and as you can imagine is spending most of her time laying around. Please help me to get her active again.

My financial situation:
I am a good candidate for this loan because I always pay my bills. The vet wants all the money up front and I just finished paying property taxes and Christmas so needless to say I'm a little short of cash at this time and I want my dog to have surgery as soon as possible. You won't be sorry!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440791
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$941.59

Auction yield range:	17.20% - 23.00%	Estimated loss impact:	19.32%
Lender servicing fee:	1.00%	Estimated return:	3.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	10 / 10	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	23	Length of status:	7y 4m
Amount delinquent:	$400	Revolving credit balance:	$10,095	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	unassailable-loan	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Balloon Bail-out
Purpose of loan:
This loan will be used to refinance a land contract balloon. Here's the story: Back in 2000, I wanted to find something else to do. As a truck driver, I made decent money, but being gone all of the time wasn't very much fun. I decided that I'd like to try to rehab and flip a house. I found a good one -- in a good location, about 6,000 square feet, built in 1889, and had some of the most beautiful woodwork inside that I'd ever seen. I got the house fairly cheaply, scraped up the down payment, and started working away. I had figured about 18-24 months to get it done, but as anyone who's ever worked on an old house can tell you, there are always surprises. After two years, the money started to run out, so I bought a truck, and went back on the road. The next several years were a bit of a struggle financially, but we pushed on through, and got to where we could see the light at the end of the tunnel. The problem was the proverbial catch-22: While on the road, I made enough money, but didn't have time to work on the house, so it sat for several years. With the recession, and layoffs all over, I found a guy who was a top notch carpenter, who had been laid off, and needed a job and a place to live. He was also willing to work at well below market rates. He has since come to work on the house for me as a contractor, and does excellent work for a very reasonable price. Being a semi owner/operator leased to a large, financially stable carrier, I don't have to worry about layoffs. (The company that I lease to has never laid anyone off in their 75+ year history.) While freight and freight rates have been up and down over the last couple of years, not having to make any truck payments has kept me in relatively good shape. It does sometimes mean I have to stay out on the road longer than I'd like, but at least I have a decent job with a regular check. A couple of years ago, the company I lease to gave me an award for driving one million consecutive safe miles. With such a credential, any trucking company in the country would be more than happy to hire me, should it become necessary to change companies (which is unlikely). So, it appeared that everything was (finally!) coming up roses. That is, until I got a letter from the seller, reminding me that I had a $24,000 balloon payment due at the end of June, 2010, which I had completely forgotten about. My credit isn't perfect -- as I'd previously mentioned, we did have some financial rough spots, but we never had to file bankruptcy, although we did have to renegotiate some things. Our bills do get paid. There's a light at the end of the tunnel for me -- but only if I'm able to make this balloon payment. Please help me keep this light on. Thanks for taking the time to read this.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440797
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	5.50%	Starting borrower rate/APR:	6.50% / 6.84%	Starting monthly payment:	$567.01

Auction yield range:	3.20% - 5.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	4.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1994	Debt/Income ratio:	20%
Credit score:	820-839 (Jan-2010)	Current / open credit lines:	27 / 27	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	11y 6m
Amount delinquent:	$0	Revolving credit balance:	$33,142	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	friendly-market8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay down credit card debt?my husband and I?incurred for our wedding and honeymoon.? To date, we've paid down?our total debt substantially. We want to?save on our interest payments?with Prosper because the credit card companies are unwilling to negotiate reduced rates.??Our focus is to get our scores as high as possible,even though they are excellent.??We want to have?high scores when it comes time to?buying a new home in the next few years.??

My financial situation:
I'm a good candidate for this loan because?I have a stable?sales position with IBM for the last?11 1/2 years. I make a six figure salary which increases dramatically in years where my commissions increase. This past year was a low commission year since it was a tough economic environment.?? I'm extremely?optimistic things will improve dramatically in the next year for my accounts which means?higher commissions in 2010.? I pay all my bills on time and have never been late. ?I own my home and the monthly?payment is well within my budget. ? In addition, my husband owns his own business and?is doing?well so we anticipate?we'll pay?off this loan quicker than the standard 3 year time frame.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440803
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,650.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	16.50%	Starting borrower rate/APR:	17.50% / 19.70%	Starting monthly payment:	$346.45

Auction yield range:	11.20% - 16.50%	Estimated loss impact:	10.38%
Lender servicing fee:	1.00%	Estimated return:	6.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1992	Debt/Income ratio:	47%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$505	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	4%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bluemoon72	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 84% )	760-779 (Latest)
Principal borrowed:	$4,995.00	< mo. late:	3 ( 12% )	680-699 (Nov-2007) 540-559 (Jun-2007)
Principal balance:	$1,830.75	1+ mo. late:	1 ( 4% )
Total payments billed:	25
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate payments on my four credit cards, with interest rates ranging from 14-24%.

My financial situation:
I am a good candidate for this loan because my credit had improved significantly over the past few years: I have no late payments, no collections, absolutely zero derogatory information on my credit report, and a whole lot of positive accounts.? I've paid promptly and on time on my previous Prosper loan.? I have a very secure job plus extra income from my business.? Thank you!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440811
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.05%	Starting borrower rate/APR:	14.05% / 16.21%	Starting monthly payment:	$188.11

Auction yield range:	6.20% - 13.05%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1995	Debt/Income ratio:	54%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	9 / 8	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,304	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$1-$24,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	0
Screen name:	PandaLuna	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for Music School
My Story:Hi there! I intend to use my loan to supplement tuition and living expenses while I am attending Cornish College of the Arts here in Seattle. It has been a dream of mine to go to music school for over twelve years now. I believe I am a very good candidate for this loan. I have a strong work ethic, family and friends that can vouch for my integrity, and I can testify that over the years, I have learned to responsibly manage and pay down my debt.Unfortunately, I am suffering a temporary shortfall, because the Federal government uses the previous tax year to calculate financial aid eligibility, and I am transitioning from a full-time job, where I made $40,000/year. So, it will not be until the next academic year that I will really get the grant money that I need.Please send questions my way, so I can explain any of the negative items in my financial profile. Or if you have any questions about my musical pursuits, I would love to discuss that as well.? One thing I will say is that all my delinquencies were resolved years ago and the $1,304 revolving balance shown in my profile is actually paid off.
Thanks!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440813
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$543.79

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1985	Debt/Income ratio:	118%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	8 / 6	Employment status:	Retired
Now delinquent:	0	Total credit lines:	18	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$16,269	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	big_t	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
ballon payment for a house
Purpose of loan:
This loan will be used to?we have worked 2 summers to remodal a house with a note that is due in march. they will not extend the time line? until the house is sold.?

My financial situation:
I am a good candidate for this loan because i have paid all my bills when they have been due. i had a private investor that could not provide the extra money needed at this time

Monthly net income: $ this is paid out of the business account we have $ 3660 per month
Monthly expenses: $ 2038
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440823
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-2005	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$3,437	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	first-flexible-justice	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit cards. I plan to pay off 2 of my credit cards?(?Citi?CashReturns Card and Bank of America)?with this loan.

My financial situation:
I am a good candidate for this loan because I have a good job and have great opportunity to increase my income by the end of 2010.

Monthly net income: $
3850
Monthly expenses: $
??Housing: $?1000
??Insurance: $ 90
??Car expenses: $ 400?
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440825
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1994	Debt/Income ratio:	24%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	17 / 17	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	35	Length of status:	2y 6m
Amount delinquent:	$300	Revolving credit balance:	$45,849	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	safe-bid8	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cleaning up from the divorce
Purpose of loan:
This loan will be used to? Pay taxes

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 7200

Monthly expenses: $
??Housing: $ 980
??Insurance: $ 100
??Car expenses: $ 345
??Utilities: $ 340
??Phone, cable, internet: $ 180
??Food, entertainment: $ 1000
??Clothing, household expenses $
??Credit cards and other loans: $ 1900
??Other expenses: $ 2000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440829
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.40%	Starting borrower rate/APR:	8.40% / 10.49%	Starting monthly payment:	$189.13

Auction yield range:	4.20% - 7.40%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1996	Debt/Income ratio:	25%
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	21 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	60	Length of status:	21y 9m
Amount delinquent:	$0	Revolving credit balance:	$46,173	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	TheGentrys	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Citi-Bank
Purpose of loan:
This loan will be used to? Pay off my Citi-Card Bill.

My financial situation:
I am a good candidate for this loan because? I will pay this loan off in as little as 4 months.? I'd like the loan to be on a 6 month or 1 year term, but I don't suspect it will take that long.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440833
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1983	Debt/Income ratio:	13%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Occupation:	Professor
Amount delinquent:	$0	Revolving credit balance:	$38,772	Stated income:	$100,000+
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	first-class-contract1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? When awarded the loan, I plan retire my high interest credit card debt and to repay?the $20,000?buring the next 24 months.

My financial situation:
I am a good candidate for this loan because? I pay my debts on time usually well befoe the due date. I have a stable and secure career with my university of more than 17 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440835
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 8.84%	Starting monthly payment:	$315.68

Auction yield range:	3.20% - 7.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1993	Debt/Income ratio:	13%
Credit score:	800-819 (Jan-2010)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	16y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,652	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	worldly-wealth0	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards&other bills
Purpose of loan:
This loan will be used to pay credit card bills & other bills.

My financial situation:
I am a good candidate for this loan because I have a steady job which I have worked at for over 16 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440837
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1986	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	19	Length of status:	1y 0m
Amount delinquent:	$29,634	Revolving credit balance:	$203,042	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	138%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	fulfilling-payment8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
wants justs one payment in credit
Purpose of loan:
This loan will be used to pay all my bills so i could just have one bill to pay.

My financial situation:
I am a good candidate for this loan because I am responsible I do pay all my creditors on time. But my promblem is that me and my father have the same name so his lack of payment with his creditors has affected me.

Monthly net income: $
2300
Monthly expenses: $
??Housing: $ 0????
??Insurance: $ 68
??Car expenses: $ 380
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 270
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440839
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1981	Debt/Income ratio:	21%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	22 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	59	Length of status:	9y 3m
Amount delinquent:	$0	Revolving credit balance:	$17,530	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	80%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	dime-cell	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting ready to sell
Purpose of loan:
This loan will be used to complete home repairs to get the home ready to sell.? I want to sell this house so that I can move to Buna Texas to be near my dad.?

My financial situation:
I am a good candidate for this loan because since my divorce in 2005 I have never had a late payment on any of my oustandig obligations and I do not want to hurt my credit by paying late now.? I want to move to Texas and will need to have good credit to rent or buy another place to live.

Monthly net income: $3673.02

Monthly expenses: $
??Housing: $ 1400.00
??Insurance: $123.00 for car insurance
??Car expenses: $7500.00 for gas
??Utilities: $ 300.00
??Phone, cable, internet: $ 284.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 400.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440847
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$636.16

Auction yield range:	6.20% - 24.00%	Estimated loss impact:	5.43%
Lender servicing fee:	1.00%	Estimated return:	18.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1999	Debt/Income ratio:	25%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$237	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	wallstalking	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	39 ( 100% )	720-739 (Latest)
Principal borrowed:	$30,000.00	< mo. late:	0 ( 0% )	720-739 (Jul-2008) 740-759 (Jan-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	39
Description
No Risk! Third Prosper Loan
Purpose of loan:
This loan will be used to?invest in other opportunities. I am currently a lender on Prosper, but I am looking at a variety of investment opportunities. I feel that I am able to find greater rate of returns than the interest rate that will be applied to the loan in areas such as investment properties, ETFs, etc.? Obviously, regardless of my return I will not have a problem repaying the loan.

Other Prosper loans:
I have had two Prosper loans since becoming a borrower totaling $30,000, both of which have been completely repaid in a shorter time than scheduled.

My financial situation:
I am a good candidate for this loan because?I have been and will continue to be a great Prosper borrower. I currently make 95K a year and my expenses are limited.

Take home after taxes: $5200/month
Utilities: $125/Month
Rent: $700/Month
Phone: $120/Month
Cable: $95/Month
Car: no payment
Insurance: $120/Month
First Prosper Loan: $580/Month
Total Expenses: $1740/Month

Let me know if you have any questions.? Thanks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440851
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	31.67%	Starting borrower rate/APR:	32.67% / 35.09%	Starting monthly payment:	$351.42

Auction yield range:	14.20% - 31.67%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	16.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-2002	Debt/Income ratio:	32%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$5,756	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	special-balance3	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan:
This loan will be used to? pay off debt that my husband and I have accrued recently. We want to consolidate the debt and try to get out of debt quicker so that we can stay out of debt from now on.

My financial situation:
I am a good candidate for this loan because? I have a stable job with a very stable telecommunications company and am working on getting an extra part-time job to assist with paying down the debt. I recently got married and we bought our house in 2008. My husband works in the heating and air conditioning business which is staying busy.

Monthly net income: $ 4000

Monthly expenses: $ 3800
??Housing: $ 1575
??Insurance: $ 225
??Car expenses: $?800
??Utilities: $?200
??Phone, cable, internet: $ 310
??Food, entertainment: $?30
??Clothing, household expenses $ 25
??Credit cards and other loans: $ 570
??Other expenses: $ 65
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440853
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$94.29

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1993	Debt/Income ratio:	21%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	14 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	12y 9m
Amount delinquent:	$0	Revolving credit balance:	$4,344	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	29	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	gold-razor4	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Prorerty Taxes due for 2008
Purpose of loan:
This loan will be used to?? I have to pay my property taxes for 2008

My financial situation:
I am a good candidate for this loan because?? Have a good job. With the Railroad

Monthly net income: $
5600.00
Monthly expenses: $
??Housing: $ 640.00????
??Insurance: $ 250.00
??Car expenses: $ 500.00
??Utilities: $ 250.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ only when needed
??Credit cards and other loans: $ 100.00?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440863
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$311.85

Auction yield range:	11.20% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1999	Debt/Income ratio:	33%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	8y 9m
Amount delinquent:	$0	Revolving credit balance:	$30,493	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	leverage-axis	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my Credit Cards
To Whom it may concern,

Purpose of loan:
This loan will be used to pay down credit card debt?

My financial situation:
Is strong for the past several years of employment with the same company. However, it would be much stronger given an opportunity to pay off my credit debt at a reduced interest rate. I look forward to getting back into home ownership and being credit card debt free.

I am a good candidate for this loan because?
My past credit card payments ( and previous home mortgage ) have been on time and above the minimum payments. That coupled with my current monthly expenses and being able to pay them consistently and always on time, makes me a responsible debt consolidation loan applicant. I also feel that my many years employed by the same company shows my staying power and fortitude.

Monthly net income: $4200
Monthly expenses: $100
?Housing: $2400/m
?Insurance: $100
?Car expenses: $100
?Utilities: $100
?Phone, cable, internet: $100
?Food, entertainment: $200
?Clothing, household expenses $25
?Credit cards and other loans: $600
Other expenses: $50

Thank You for your consideration
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440875
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	8.30%	Starting borrower rate/APR:	9.30% / 11.40%	Starting monthly payment:	$159.70

Auction yield range:	8.20% - 8.30%	Estimated loss impact:	7.16%
Lender servicing fee:	1.00%	Estimated return:	1.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-2005	Debt/Income ratio:	25%
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$2,178	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	asset-oak	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440877
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1993	Debt/Income ratio:	89%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	20y 5m
Amount delinquent:	$0	Revolving credit balance:	$25,049	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	affluence-atlantis	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"Paying off debt"
Purpose of loan:
This loan will be used to?
Start the beginning of paying off high interest loans that were obtained when our youngest son was hospitalized for several months.? Just wanting to get ahead.

WE'RE NOT GIVING UP.? THIS IS OUR SIXTH LISTING AND ARE SURE THAT THIS IS THE WAY TO GET OUR LIFE BACK ON TRACK. YOUR INVESTMENT WILL BE WORTH YOUR TIME.
My financial situation:
I am a good candidate for this loan because?
We are hard working, and have never missed nor been late with any payments.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440881
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$215.67

Auction yield range:	11.20% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1997	Debt/Income ratio:	27%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$6,652	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	37%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	first-fund-persimmon	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding
Purpose of loan:
This loan will be used to help pay for my upcoming wedding this summer.

My financial situation:
I am a good candidate for this loan because I am a responsible adult with a full time well paying job.? ?

Monthly net income: $? 2660

Monthly expenses: $
??Housing: $ 1100
??Insurance: $ 100
??Car expenses: $
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440889
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.59%	Starting monthly payment:	$56.57

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Aug-2002	Debt/Income ratio:	39%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$18,073	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	value-computer	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating debt
Purpose of loan:
This loan will be used to? Pay off a credit card

My financial situation:
I am a good candidate for this loan because? I am never late on payments and have a long history of credit.

Monthly net income: $ 3045.00

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 100
??Car expenses: $ 100
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440895
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.34%	Starting borrower rate/APR:	32.34% / 34.75%	Starting monthly payment:	$1,093.58

Auction yield range:	11.20% - 31.34%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1993	Debt/Income ratio:	33%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	14y 10m
Amount delinquent:	$0	Revolving credit balance:	$71,469	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	deal-chemistry6	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credits
Purpose of loan:
This loan will be used to consolidation my existing credit card debts into one loan so I am able to make one payment versus multiple payments therefore enabling me to pay off the debt sooner.? This will allow me to get rid of the smaller credit cards with balances and focus my extra money on the larger ones since I will have less payments to make.
My financial situation:
I am a good candidate for this loan because I have had good credit in the past.? I have gotten catch in the credit card trap and am willing to pay the debts off versus restructuring.? I am taking responsibility for my actions not blaming someone else.? My debt is $99K on my residence, $23K on a HELOC, and $55K in credit cards.? I bring home approximately $4200 a month and my monthly expenses including the credit card payments that I am look to consolidate is $3100.? My residence is worth approximately $133K.? This loan would enable me to pay off two of the smaller credit cards and consolidate them into one payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440911
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1997	Debt/Income ratio:	36%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	31	Length of status:	8y 11m
Amount delinquent:	$107	Revolving credit balance:	$28,136	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	clean-dinero3	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440917
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	13	Length of status:	14y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,684	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	4%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	newest-caring-basis	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase concrete pump truck in LA.
The purpose of this loan will be for an opportunity to become a partner in a start-up concrete pumping business in Louisiana.?? This money will be used toward the down payment?of a concrete pump truck. I currently have saved $10,000 cash and down payment?is $25,000. Myself and 2 other partners, of whom I have been friends with for over 20 years,? plan to create a concrete pumping business in Lafayette Louisiana. Two of the partners will be employees. One partner will be handling day-to-day operation of the pump truck. He has been working in the concrete business for 20 years and has driven/operated concrete mixers and pump equipment for the last 11 years.????I will be handling dispatching, record keeping, marketing and office management, thus creating additional income of an initial set salary of $1200 per month, as well as, 1/3 stake in the business and profits which are estimated to be $60,000 total in the first year. My plan is to pay off any Prosper loan as?quickly as possible. I?am currently contracted as a merchandise vendor for Lowe's and K-mart stores and I am fortunate to have the freedom of scheduling my work to best fit my day. This will allow me to continue to work these contracts as well as the duties of the newly created position. The new position will allow me to remain in Pennsylvania and utilize direct link smart phones, wireless internet and GPS technology to handle the dispatching and scheduling of jobs.???My credit is good except for bankruptcy 5 years ago resulting in the default on $20,000 in credit card debt. I am a single father and at the time I had developed diverticulitis requiring a 6 week hospital stay and a major operation to remove part of the colon and connect a colostomy bag for the period of one year; after which I had another operation to take down the colostomy. During this time I was physically usable to continue with my vendor contracts which required heavy lifting and traveling. Having no other income I began selling items from my home on EBay and with the help of my parents I managed to get through this period, but could not complete my obligation with the credit card company.????I have since re-established my vendor contracts with Lowe's and K-mart and still sell items on EBay. I do not have any car loan,?student loans or house note (I rent). My only current outstanding debt is $3,000 on a Lowe's credit card.? Thanks for your time and consideration!??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 440935
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1996	Debt/Income ratio:	35%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	9y 0m
Amount delinquent:	$0	Revolving credit balance:	$15,991	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	note-popcorn	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Get caught up on bills
Purpose of loan:
This loan will be used to? Catch up on bills

My financial situation:
I am a good candidate for this loan because? Steady job and income

Monthly net income: $ 3477.38

Monthly expenses: $ 500.00
??Housing: $ 1033.00
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.